UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
                       Date of Report: September 23, 2003

                                Strategika, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


             0-49666                              75-2926439
      (Commission File Number)        (IRS Employer Identification Number)

                         2221 Rosecrans Ave., Suite 122
     El Segundo, CA 90245 (formerly, 4316 Fairfax Avenue, Dallas, TX 75205)
                           --------------------------
                    (Address of principal executive offices)

                      310-643-6699 (formerly, 425-741-2289)
                      -------------------------------------
              (Registrant's telephone number, including area code)

                                Strategika, Inc.
                                    Form 8-K



ITEM 1. CHANGES IN CONTROL OF THE REGISTRANT

     On August 22, 2003, Strategika, Inc., a corporation organized under the laws of the State of Delaware ("Strategika"); Tianshi International Holdings Group Limited, a corporation organized under the laws of the British Virgin Islands ("TIANSHI"); Jin Yuan Li, Wen Jun Jiao and Yu Peng Yan, all Chinese Nationals who are stockholders of TIANSHI (the "TIANSHI Stockholders") entered into an Agreement and Plan of Reorganization (the "Agreement"). The Agreement was to be effective on September 2, 2003 (the "Effective Date"), and on August 29, 2003, the parties agreed to amend the Agreement for the purpose of extending the Effective Date to September 9, 2003. On September 9, 2003, the parties agreed to amend the Agreement for the purpose of ensuring that the following matters are deemed complete as of the Effective Date: (1) allowing Rene Larrave to continue to serve on the Board in accordance with the provisions of Section 1.5, as amended, (2) providing for the appointment of Mr. Li to the Board, (3) providing for the resignation of Rene Larrave as an officer of the Company and
(4) providing that Mr. Li is appointed as an Executive Officer of the Company as of the Effective Date.

     Consideration
     -------------

     Pursuant to the Agreement, Strategika received from the TIANSHI Stockholders all of the issued and outstanding common stock of TIANSHI in exchange for 68,495,000 shares of restricted (as defined in Rule 144 of the Securities Act of 1993, as amended) common stock of Strategika. As additional consideration, the 29,000,000 shares of the common stock of Strategika held by Rene Larrave, the sole officer and director of Strategika prior to the reorganization, were redeemed to Strategika and dully cancelled by Strategika.

     New Officers and Directors
     --------------------------

     Pursuant to the Agreement, on the Effective Date, the sole officer and director of Strategika, Mr. Rene Larrave resigned from all positions that he held as an officer of Strategika, and expanded the size of the Board by one member and appointed Jin Yuan Li to serve as a member of the Board of Directors until the next meeting of stockholders. Following the Effective Date and subject to compliance with applicable Federal securities laws, the Board of Directors shall again be expanded to add four additional members, to bring the total of directors to six, who shall be the designees of the TIANSHI Stockholders. Mr. Larrave shall resign from the Board of Directors effective upon the appointment of the five new directors. The newly appointed executive officer of Strategika is Jinyuan Li, President and Chief Executive Officer.

     Beneficial Ownership
     --------------------

     Pursuant to the Agreement and on the Effective Date, as consideration for the exchange of the TIANSHI Shares, Strategika issued 68,495,000 restricted common capital stock, par value $0.001 per share, to the TIANSHI Stockholders, representing approximately 95% of the issued and outstanding common capital stock of Strategika following the time of the issuance. There are currently 71,998,302 issued and outstanding shares of common stock of the reorganized Strategika.

     After the reorganization, on September 22, 2003, Jin Yuan Li transferred 665,000 shares of common stock of the reorganized Strategika held by him. The other two shareholders, Mr. Wen Jun Jiao and Mr. Yu Peng Yan each transferred 332,500 shares of common stock of the reorganized Strategika held by them. All three of these transfers occurred outside the United States in exempt transactions pursuant to Regulation S promulgated under the Securities Act of 1933, as amended.

     The following table sets forth the beneficial ownership of persons who owned more than five percent of Strategika's common capital stock following the closing of the reorganization and the share holdings of the new executive officer, based on 71,998,302 shares outstanding as of September 9, 2003.

Name                    Positions Held             Shares Owned    Percentage
----                    --------------             ------------
Jinyuan Li              Director/President         66,500,000      92%
                        Chief Executive Officer

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Brief Description of Strategika and Its Predecessors
     ----------------------------------------------------

     Strategika was incorporated on July 13, 1990 as Super Shops, Inc. under the laws of the State of Michigan. In October 2000, Super Shops, Inc. reincorporated in Delaware and changed its name to MIA Acquisition Corp. On February 11, 2002, in connection with a change in control transaction, MIA Acquisition Corp changed its name to Strategika, Inc. Until the Effective Date, Strategika had only nominal assets and liabilities and was a development stage company attempting to provide network security services to Fortune 1000 listed companies. As a result of the reorganization, Strategika will continue the business operations of TIANSHI.

     Brief Description of TIANSHI
     ----------------------------

     TIANSHI was incorporated on March 24, 2003 in the territory of the British Virgin Islands. On June 18, 2003, TIANSHI acquired 80% of Tianjin Tianshi Biodevelopment Co. Limited ("Tianshi China") which conducts TIANSHI's main business operations.

     Tianshi China is a foreign investment joint venture incorporated in the People's

Republic of China ("PRC") on March 27, 1998. A joint venture agreement was subsequently signed on July 13, 1998 between Tianshi (HK) International Limited ("HKCo."), a company incorporated in Hong Kong and 100% owned by Mr. Jin Yuan Li; and Tianjin Tianshi Biological Engineering Co., Limited ("Tianshi Engineering"), a Chinese companies 49% owned by Mr. Jin Yuan Li's daughter Ms. Bao Lan Li and 51% owned by Tianjin Tianshi Group Co., Ltd. ("Tianshi Group"). Tianshi Group is a company organized under the PRC laws, located in Tianjin, PRC and 90% owned by Mr. Jin Yuan Li and 10% owned by Ms. Bao Lan Li. Tianshi China is classified as a Foreign Invested Enterprise (FIE) in the PRC and is subject to the FIE laws of the PRC. Its legal structure is similar to a corporation and a limited liability company organized under state laws in the United States. The Articles of Association provide for a term of 50 years and registered capital of $10,000,000. Tianshi China was 80% owned by HK Co., and 20% owned by Tianshi Engineering. On June 18, 2003, TIANSHI acquired 80% ownership in Tianshi China from HK Co. The remaining 20% was acquired by Tianjin Tianshi Pharmaceuticals Co., Ltd., a Chinese company with Tianshi Group as its majority shareholder (51%).

     Tianshi China is engaged in the manufacturing and production of healthcare products and is based in Tianjin, PRC. Tianshi China is primarily engaged in the research, development, manufacturing and marketing of healthcare products including herbal products, vitamin and mineral supplements and personal care. Since its establishment, Tianshi China has developed 7 major product series and produced 45 types of healthcare products. 27 of them are healthcare food products, all of which have obtained the "Health Food Certificates" issued by the PRC Ministry of Health to be sold in the PRC. The 7 major product series are: High-Calcium Series, Immune System Adjustment Series, Nutrient Supplements Series, Cholesterol Adjustment Series, High-Fiber Series, Heart and Brain Improvement Series and Personal Care Series. Under the High-Calcium series, Tianshi China has conducted extensive research and developed Tianshi Hyperclycemia High Calcium Nutrient Powder and Tianshi Children High Calcium Nutrient Powder, which have been awarded patents from State Intellectual Properties Office in China with respective patent numbers of ZL97115067.2 and ZL97115068.0.

     Tianshi China has its own research and product development center. It employs professionals in research, product development and innovation. On November 3, 2002, Tianshi China was awarded Quality System Certificate for compliance with the standard "ISO9001:2000" in the area of Design and Development, Production and Service of Food and Healthcare Food in China.

     Tianshi China has been conducting the marketing and sales of its products through its affiliate company, Tianshi Engineering in China. Tianshi Engineering is a limited liability company duly incorporated under the laws of PRC, and affiliated with Tianshi China through common ownership of Mr. Jin Yuan Li. Tianshi Engineering markets and sells Tianshi China's products domestically through its 22 branches, representative offices and chain stores and 14 domestic affiliate companies.

     From October 2002 to June 18, 2003, Tianshi China sold its products directly to approximately 90 countries worldwide. An application for a new export license for Tianshi China is required because of a recent change in ownership of such company. The application has been filed and is being processed by the governmental authorities. Since June 19, 2003, Tianshi China has been selling its products internationally through Tianshi Engineering and will continue to do so until the export license for Tianshi China is approved.

     Both Tianshi China and Tianshi Engineering are administrated by the Tianshi Group. Tianshi Group serves as the administrative entity for both Tianshi China and Tianshi Engineering, including resource allocation, and coordinating business activities and operations. According to internal arrangements, Tianshi China pays Tianshi Group 1% of its total gross revenues (excluding value added taxes) as the management fee for the annual administrative services performed by Tianshi Group and use of a portion of Tianshi Group's office building and manufacturing facilities. Subsequently, on June 30, 2003, Tianshi China has entered into a lease agreement with Tianshi Group to lease part of Tianshi Group's industrial buildings, offices and other related facilities with 1% of Tianshi China's total gross revenue as consideration. The term of the agreement is five years commencing from January 1, 2003

     Executive Officers
     ------------------

     See "Item 6 - Resignation of Registrant's Directors".

     Description of Consideration
     ----------------------------

     The information set forth above under "Item 1 - Changes in Control of Registrant" is incorporated herein by reference.

     Principles Followed in Determining Consideration
     ------------------------------------------------

     The consideration for the reorganization was determined through arms length negotiations between the management of Strategika and TIANSHI. The criteria followed in determining the consideration includes the relative value of the assets of TIANSHI, TIANSHI's present and past business operations, the future potential of TIANSHI, TIANSHI's management, and the potential benefit to the shareholders of Strategika. TIANSHI's primary asset is its 80% ownership interest in Tianshi China.

     Identity of Persons From Whom Assets Acquired
     ---------------------------------------------

     The former TIANSHI stockholders were Jin Yuan Li, Wen Jun Jiao, and Yu Peng Yan.

     Certain Relationships and Related Transactions
     ----------------------------------------------

     TIANSHI markets most of its products through various domestic and international business entities that are related to Tianshi China through common ownership. Related party sales amounted to 100% and 100% of total sales for the years ending December 31, 2001 and 2002 respectively. Due to the common ownership, there is no formal sales or administrative agreement between Tianshi China and those related parties. The business operations among these related entities are regulated through internal ordinances.

     For the domestic market, Tianshi China sells part of its products to Tianshi Engineering, which in turn sells them through its 22 representative offices, and 12 other affiliated companies in China. All of these affiliated companies are owned in whole or in part by Jin Yuan Li.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective on September 22, 2003, and as a result of the reorganization described above, SW Hatfield was dismissed as the principal accountant engaged to audit the financial statements of Strategika. SW Hatfield performed the audit of the company's financial statements for the fiscal year ended December 31, 2002. During this period and the subsequent interim period prior to their dismissal, there were no disagreements with SW Hatfield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to SW Hatfield 's satisfaction would have caused SW Hatfield to make reference to this subject matter of the disagreements in connection with SW Hatfield's report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

     The audit reports of SW Hatfield for the Company's fiscal year ended December 31, 2002 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the qualification that the Company might not be able to operate as a going concern.

     Strategika has requested SW Hatfield to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated September 22, 2003, is filed with this Form 8-K.

     Effective on September 22, 2003, the company engaged Moore Stephens Wurth Frazer and Torbet, LLP, address 1199 South Fairway Drive, 2nd Floor, Walnut, California 91789 to audit the Company's financial statements.

     The Board of Directors of the Company approved the change in accountants described herein.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Pursuant to the Agreement and its Amendments, the new directors and officers of the reorganized Strategika shall be the designees of the TIANSHI Stockholders. The previous chief executive officer, Mr. Larrave resigned as an officer on the Effective date of the Agreement. The resignation was not a result of disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices, but rather they were attributable to the reorganization.

The newly elected director and executive officer of the Registrant is:

-----------------------------------------------------------------------------
Name            Title      Age                    Biography
-----------  ------------  ---  ---------------------------------------------
Jin Yuan Li  Director/Pre   45  From 1998 to present, Mr. Li is the Founder,
             sident/Chief       Chairman and President of TIANSHI and Tianshi
             Executive          China.  He has an EMBA Degree from NanKai
             Officer            University, China.
-----------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Audited Financial Statements for the Year ended December 31, 2001, 2002 and un-audited Quarterly financial statement ended June 30, 2003 of TIANSHI and Tianshi China;
b)   Exhibits

     The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

------------------------------------------------------------------------------
EXHIBIT NO.  DESCRIPTION
-----------  -----------------------------------------------------------------

-----------  -----------------------------------------------------------------
    2.1      Agreement and Plan of Reorganization, including all
             amendments, dated as of August 22, 2003, by and among
             Strategika, TIANSHI and TIANSHI Stockholders
-----------  -----------------------------------------------------------------
    3.1      Certificate of Incorporation of Strategika (omitted)
-----------  -----------------------------------------------------------------
    3.2      Bylaws of Strategika (omitted)
-----------  -----------------------------------------------------------------
    4.1      Form of common stock certificate (omitted)
-----------  -----------------------------------------------------------------

-----------  -----------------------------------------------------------------

-----------  -----------------------------------------------------------------
   99.1      Approval of Transfer of Shares from Tianshi China to TIANSHI by Tianjin Wuqing District Council of Foreign Trade and
             Economic Corporation
-----------  -----------------------------------------------------------------
   99.2      Press Release Dated September 24, 2003
-----------  -----------------------------------------------------------------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: September 23, 2003                 STRATEGIKA, INC.,
                                         a Delaware corporation


                                         By:  /s/  Jinyuan Li
                                            ----------------------------
                                         Title:  President & CEO
                                               --------------------

To The Board of Directors
Tianshi International Holdings Group Limited


                       Consent of Independent Accountants
                  Tianshi International Holdings Group Limited
                          Audited Financial Statements
                           December 31, 2002 and 2001


We consent to the incorporation in the Form 8-K filing of Strategika Inc. of our report dated July 31, 2003 on our audits of the Consolidated financial statements of Tianshi International Holdings Group Limited and subsidiary as of December 31, 2002 and 2001 and for the years then ended, which our reports are incorporated in the Form 8-K.



Moore  Stephens  Wurth  Frazer  and  Torbet,  LLP



Walnut,  California
September  23,  2003

To  The  Board  of  Directors
Tianshi  International  Holdings  Group  Limited


                       Consent of Independent Accountants
                  Tianshi International Holdings Group Limited
                     Financial Statements and Review Report
                             June 30, 2003 and 2002


We consent to the incorporation in the Form 8-K filing of Strategika Inc. of our report dated September 9, 2003 on our reviews of the Consolidated financial statements of Tianshi International Holdings Group Limited and subsidiary as of June 30, 2003 and 2002 and for the six months then ended, which our reports are incorporated in the Form 8-K.



Moore  Stephens  Wurth  Frazer  and  Torbet,  LLP



Walnut,  California
September  23,  2003

INDEPENDENT  AUDITORS'  REPORT


The  Board  of  Directors
Tianshi International Holdings Group Limited and Subsidiary

We have audited the accompanying consolidated balance sheets of Tianshi International Holdings Group Limited and Subsidiary as of December 31, 2002 and 2001, and the related consolidated statements of operations and other comprehensive income (loss), shareholders' equity and cash flows for years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Tianshi International Holdings Group Limited and Subsidiary as of December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


July  31,  2003

Walnut,  California

                                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED

                                          CONSOLIDATED BALANCE SHEETS
                                        AS OF DECEMBER 31, 2002 AND 2001
                                        --------------------------------

                                                  A S S E T S
                                                  -----------

                                                                              2002                 2001
                                                                       -------------------  -------------------
CURRENT ASSETS:
  Cash                                                                 $          302,974   $          329,809
  Accounts receivable - related party, net of allowance for doubtful
    accounts of $12,877 and $4,830 as of 2002 and 2001, respectively            2,562,657              961,187
  Other receivables                                                               328,491              879,407
  Other receivables - related party                                                     -            1,021,303
  Current portion of loans receivable - related party                          10,899,102                    -
  Inventories                                                                   4,047,673            3,728,111
                                                                       -------------------  -------------------

    Total current assets                                                       18,140,897            6,919,817
                                                                       -------------------  -------------------

PLANT AND EQUIPMENT, net                                                       12,757,497           11,238,619
                                                                       -------------------  -------------------

OTHER ASSETS:
  Intangible asset, net                                                           411,094              456,783
  Employee advances                                                               554,032            3,969,311
  Deposits                                                                      1,934,436            2,157,313
  Loans receivable - related party                                             10,899,102           13,060,600
  Less current portion of loans receivable                                    (10,899,102)                   -
                                                                       -------------------  -------------------
    Total other assets                                                          2,899,562           19,644,007
                                                                       -------------------  -------------------

      Total assets                                                     $       33,797,956   $       37,802,443
                                                                       ===================  ===================

                    L I A B I L I T I E S    A N D    S H A R E H O L D E R S'   E Q U I T Y
                    ------------------------------------------------------------------------

CURRENT LIABILITIES:
  Accounts payable                                                     $        1,962,068   $        1,776,666
  Accounts payable - related party                                                762,694              694,105
  Advances from customers                                                          60,439              569,678
  Wages and benefits payable                                                      165,936            1,713,938
  Other taxes payable                                                             210,788            1,771,882
  Accrued liabilities                                                           1,130,569            3,167,995
  Other payables - related party                                                2,294,168            4,001,222
  Short term notes payable                                                      6,460,190            6,472,290
  Current portion of long term debt                                               263,677               53,632
                                                                       -------------------  -------------------
    Total current liabilities                                                  13,310,529           20,221,408

LONG TERM DEBT, net of current portion                                            446,029               34,468
                                                                       -------------------  -------------------

    Total liabilities                                                          13,756,558           20,255,876
                                                                       -------------------  -------------------

MINORITY INTEREST                                                               4,009,228            3,510,262
                                                                       -------------------  -------------------

SHAREHOLDERS' EQUITY:
  Common stock, $1.00 par value, authorized 50,000 shares,
    1 share issued and outstanding                                                      1                    1
  Paid-in-capital                                                               8,906,492            8,906,492
  Statutory reserves                                                              399,173                    -
  Retained earnings                                                             6,730,432            5,133,740
  Accumulated other comprehensive income (loss)                                    (3,928)              (3,928)
                                                                       -------------------  -------------------
    Total shareholders' equity                                                 16,032,170           14,036,305
                                                                       -------------------  -------------------
      Total liabilities and shareholders' equity                       $       33,797,956   $       37,802,443
                                                                       ===================  ===================

                                                                                        -                    -

         The accompanying notes are an integral part of this statement.

                   TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED

   CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME (LOSS)
                  FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
                  ----------------------------------------------



                                                    2002             2001
                                                ------------  ---------------
REVENUE - RELATED PARTIES                       $14,096,726   $   17,781,868

REVENUE - THIRD PARTIES                                   -        1,365,214
                                                ------------  ---------------

    TOTAL REVENUE                                14,096,726       19,147,082

COMMISSION EXPENSE                                        -       12,132,264
                                                ------------  ---------------

    NET SALES                                    14,096,726        7,014,818

COST OF SALES                                     8,297,845        4,284,839
                                                ------------  ---------------

GROSS PROFIT                                      5,798,881        2,729,979

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES     3,193,190        5,723,337
                                                ------------  ---------------

INCOME (LOSS) FROM OPERATIONS                     2,605,691       (2,993,358)

OTHER EXPENSE, net of other income                 (110,860)        (397,832)
                                                ------------  ---------------

INCOME (LOSS) BEFORE MINORITY INTEREST            2,494,831       (3,391,190)

MINORITY INTEREST                                   498,966         (678,238)
                                                ------------  ---------------

NET INCOME (LOSS)                                 1,995,865       (2,712,952)

OTHER COMPREHENSIVE INCOME (LOSS):
    Foreign currency translation adjustment               -           (3,928)
                                                ------------  ---------------

COMPREHENSIVE INCOME (LOSS)                     $ 1,995,865   $   (2,716,880)
                                                ============  ===============

         The accompanying notes are an integral part of this statement.

                                          TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED



                                                                                                  Accumulated other
                                     Number        Common      Paid-in    Statutory    Retained     comprehensive
                                    of shares      stock       capital     reserves    earnings     income (loss)      Totals
                                   -----------  ------------  ----------  ----------  -----------  ---------------  ------------
BALANCE, January 1, 2001                    1   $         1   $8,906,492              $ 7,846,692                -  $16,753,185
   statedin accordance
  with acquisition agreement
  described in note 1
  Net loss                                                                            (2,712,952)                    (2,712,952)
  Foreign currency                                                                                          (3,928)      (3,928)
                                   -----------  ------------  ----------  ----------  -----------  ---------------  ------------
  translation adjustments
BALANCE, December 31, 2001                  1             1    8,906,492               5,133,740            (3,928)  14,036,305

  Net income                                                                           1,995,865                       1,995,865
  Adjustment to statutory reserve                                            399,173    (399,173)                              -
                                   -----------  ------------  ----------  ----------  -----------  ---------------  ------------
BALANCE, December 31, 2002                  1   $         1   $8,906,492  $  399,173  $6,730,432           -$3,928  $ 16,032,170
                                   ===========  ============  ==========  ==========  ===========  ===============  ============

         The accompanying notes are an integral part of this statement.

                     TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED

                         CONSOLIDATED STATEMENTS OF CASH FLOWS
                    FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
                    ----------------------------------------------



                                                                 2002         2001
                                                              -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                            1,995,865   (2,712,952)
  Adjustments to reconcile net income (loss) to cash
    provided by (used in) operating activities:
      Foreign currency translation adjustments                         -       (3,928)
      Minority interest                                          498,966     (678,238)
      Depreciation                                             1,004,456      941,819
      Amortization                                                55,629       47,709
      Loss on sale of assets                                      53,606          866
    (Increase) decrease in assets:
      Accounts receivable - related party                     (1,601,470)    (941,053)
      Other receivables                                          550,916       26,946
      Other receivables - related party                        1,021,303     (542,259)
      Inventories                                               (319,562)     376,641
      Employee advances                                        3,415,279   (1,141,841)
      Deposits                                                   222,877     (647,166)
    Increase (decrease) in liabilities:
      Accounts payable                                           185,402      563,124
      Accounts payable - related party                            68,589      284,956
      Advances from customers                                   (509,239)     569,678
      Wages and benefits payable                              (1,548,002)    (578,519)
      Other taxes payable                                     (1,561,094)    (743,132)
      Accrued liabilities                                     (2,037,426)  (2,952,997)
      Other payables - related party                          (1,707,054)   8,553,858
                                                              -----------  -----------
        Net cash provided by (used in) operating activities     (210,959)     423,512
                                                              -----------  -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Decrease in loans receivable - related party                 2,822,710
  Increase in loans receivable - related party                  (661,212)    (658,548)
  Sales of other assets                                              750            -
  Purchase of equipment and automobiles                       (2,587,629)    (777,094)
                                                              -----------  -----------
        Net cash used in investing activities                   (425,381)  (1,435,642)
                                                              -----------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  (Payments) borrowings on short term notes payable              (12,100)     906,328
  Payments on long term debt                                     (98,950)     (57,000)
  Proceeds from long term debt                                   720,555       90,007
                                                              -----------  -----------
        Net cash provided by financing activities                609,505      939,335
                                                              -----------  -----------

DECREASE IN CASH                                                 (26,835)     (72,795)

CASH, beginning of year                                          329,809      402,604
                                                              -----------  -----------

CASH, end of year                                             $  302,974   $  329,809
                                                              ===========  ===========

         The accompanying notes are an integral part of this statement.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Background
----------

Tianshi International Holdings Group Limited (referred to as the Company) was incorporated on March 24, 2003 in the territory of the British Virgin Islands. The following is a description of the various individuals and companies discussed in the footnotes and their relationship to the Company.

Tianshi International Holdings Group Limited - British Virgin Island company owned 100% by Li Jinyuan

Li  Jinyuan  -  individual  -  President  and  majority  shareholder

Li  Baolan  -  individual  -  daughter  of  Li  Jinyuan

Tianjin Tianshi Biological Development Co., LTD - Chinese joint venture which Tianshi International Holdings Group Limited owns 80%

Tianshi Hong Kong International Development Co., Limted - Hong Kong company owned 100% by Li Jinyuan

Tianjin Tianshi Biological Engineering Co., LTD - Chinese company owned 49% by Li Baolan and  51%  by  Tianjing  Tianshi  Group  Co.,  Ltd.

Tianjin Tianshi Pharmaceuticals Co., LTD - a Chinese company and the majority shareholder is Tianjin Tianshi Group Co., Ltd.

Tianjin  Tianshi Group Co., Ltd. -  owned 90% by Li Linyuan and 10% by Li Baolan

On June 18, 2003, Tianshi International Holdings Group Limited acquired 80% of Tianjin Tianshi Biological Development Co., LTD (referred to as Tianshi).
Tianjin Tianshi Biological Development Co., LTD is a foreign investment joint venture which is incorporated under the laws of the People's Republic of China (referred to as PRC) on March 27, 1998. The original partners in this joint venture were Tianshi Hong Kong International Development Co., in Hong Kong which owned 80% of the joint venture and Tianjin Tianshi Biological Engineering Co., LTD, a Chinese company incorporated in the People's Republic of China which owned the remaining 20% of the joint venture. Tianshi Hong Kong International Development Co., Limited is owned 100% by Li Jinyuan, the Company's president and major shareholder. Tianjin Tianshi Biological Engineering Co., LTD is 49% owned by Ms. Li Baolan, the daughter of Li Jinyuan and 51% by Tianjin Tianshi Group Co., Ltd. On June 18, 2003, Tianjin Tianshi Biological Engineering Co., LTD transferred its 20% interest in the joint venture for no consideration to Tianjin Tianshi Pharmaceuticals Co., LTD, a Chinese company in which the majority shareholder is Tianjin Tianshi Group Co., Ltd. On June 18, 2003, Tianshi International Holdings Group Limited acquired 80% of Tianjin Tianshi Biological Development Co., LTD from Tianshi Hong Kong International Development Co., Limited for no consideration. This transfer was made for no consideration since Li Jinyuan is president and sole shareholder of both companies.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

The  reporting  entity
----------------------

The consolidated financial statements of Tianshi International Holdings Limited and subsidiary (referred to as the Company) reflect the activities of its 80% owned subsidiary, Tianjin Tianshi Biological Development Co., LTD. The consolidated financial statements have been presented as if the acquisition of the subsidiary occurred at the beginning of 2001 due to common management and ownership. The consolidated financial statements generally reflect only the activities of Tianjin Tianshi Biological Development Co., LTD (referred to as Tianshi) at its historical cost since the parent company, Tianshi International Holdings Limited, had no activities for the years ended December 31, 2002 and 2001, respectively.

Background
----------

Tianjin Tianshi Biological Development Co., LTD is a foreign investment joint venture which is incorporated under the laws of the People's Republic of China. Tianshi is classified as a Foreign Invested Enterprise (FIE) in the PRC and is subject to the FIE laws of the PRC. Tianshi is a Chinese registered limited liability company with a legal structure similar to a regular corporation and a limited liability company organized under state laws in the United States of America. The Articles of Association provides for a 50 year term beginning on March 27 1998 with registered capital of $10,000,000.

The Company owns 80% of its subsidiary Tianshi. The remaining 20% is owned by Tianjin Tianshi Pharmaceuticals Co., LTD, a Chinese company and the majority shareholder of this Chinese company is Tianjin Tianshi Group Co., Ltd.

Nature  of  operations
----------------------

The Company through its subsidiary is primarily engaged in the manufacturing and marketing of herbal products, vitamin and mineral supplements, personal care and other products. The Company sells its products to a sales force of related distributors who in turn sell to independent distributors and managers who use the products themselves or resell them to other distributors or consumers. The Company markets its products in the United States, China, South Korea, Japan, India, Thailand, Malaysia, Indonesia, Canada, Peru, Brazil, Russia, Kazakhstan, Belarus, Mongolia, Finland, Lithuania, Britain, Germany, France, Romania,
Ukraine,  Portugal,  Turkey,  Italy, Nigeria, Ghana, South Africa and Australia.

Revenue  recognition
--------------------

The Company recognizes revenue from domestic sales by distributors, net of sales commissions and taxes only when the related distributor recognizes sales of the Company's products to unaffiliated third parties. The Company recognizes revenue from international sales, net of commission and taxes only as goods are ordered and are shipped to the unaffiliated third party.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Revenue  recognition  (continued)
---------------------------------

The Company is generally not contractually obligated to accept returns. However, on a case by case negotiated basis, the Company permits customers to return their products. In accordance with SFAS No. 48, "Revenue Recognition when the Right of Return Exists", revenue is recorded net of an allowance for estimated returns. Such reserves are based upon management's evaluation of historical experience and estimated costs. The amount of the reserves ultimately required could differ materially in the near term from amounts included in the accompanying consolidated financial statements.

In 2001, the Company's 20% shareholder Tianjin Tianshi Biological Engineering Co., LTD a related company owned all of the related party distributors which sell the Company's products domestically. The Company was responsible for paying all the related sales expenses incurred to sell their products to outside third parties.

Pursuant to Emerging Issues Task Force (EITF) No. 01-09, accounting for consideration given by a vendor to a customer or reseller of the Vendor's product, which require certain expenses related to retail business previously included in marketing, distribution and administrative expenses to be classified as a reduction of net sales. Accordingly, $12,132,264 was classified as a reduction of sales in 2001.

Foreign  currency  translation
------------------------------

The reporting currency of the Company is the US dollar. Tianshi's financial records are maintained and the statutory financial statements are stated in its local currency, Renminbi (RMB), as their functional currency. Results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the People's Bank of China at the end of the period.

This quotation of the exchange rates does not imply free convertibility of RMB to other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rate quoted by the People's Bank of China.

Approval of foreign currency payments by the Bank of China or other institutions requires submitting a payment application form together with invoices, shipping documents and signed contracts.

Translation adjustments resulting from this process are included in accumulated other comprehensive income in the consolidated statement of shareholders' equity and amounted to $(3,928) for the years ended December 31, 2002 and 2001.

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. These amounts are not material to the consolidated financial statements.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Plant  and  equipment,  net
---------------------------

Plant  and  equipment  are  stated  at  cost  less  accumulated  depreciation.
Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the years ended December 31, 2002 and 2001 amounted to $1,004,456 and $941,819, respectively. Estimated useful lives of the assets are as follows:

                                          Estimated Useful Life
                                          ---------------------
Buildings                                        20 years
Machinery and equipment                          10 years
Computer, office equipment and furniture          5 years
Automobiles                                       5 years

Construction in progress represents the costs incurred in connection with the construction of buildings or new additions to the Company's plant facilities. No depreciation is provided for construction in progress until such time as the relevant assets are completed and are ready for their intended use. The capitalization of interest associated with the cost in construction in progress is discussed in note 1, Capitalized interest.

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the consolidated statements of operations. Maintenance, repairs and minor renewals are charged directly to expenses as incurred. Major additions and betterment to buildings and equipment are capitalized.

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of December 31, 2002, the Company expects these assets to be fully recoverable.

Plant  and  equipment  consist  of  the  following  at  December  31:

                                       2002              2001
                                 ----------------  -----------------
Buildings and improvements       $      5,084,994  $       2,745,786
Office facilities                       1,082,232          1,072,170
Computer equipment and software           730,500            740,595
Equipment                               5,383,097          5,195,595
Vehicles                                1,418,053            368,633
Construction in progress                2,584,159          3,724,772
                                 ----------------  -----------------
  Totals                               16,283,035         13,847,551
Less accumulated depreciation           3,525,538          2,608,932
                                 ----------------  -----------------
  Totals                         $     12,757,497  $      11,238,619
                                 ================  =================

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Use of estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

Recently  issued  accounting  pronouncements
--------------------------------------------

During June of 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("FAS 142").

FAS 141 requires use of the purchase method of accounting for all business combinations initiated after June 30, 2001, provides specific guidance on how to identify the accounting acquirer in a business combination, provides specific criteria for recognizing intangible assets apart from goodwill and requires additional financial statement disclosures regarding business combinations. The Company has adopted FAS 141 and there has not been a significant impact on the Company's present financial condition or results of operations.

FAS 142 addresses the accounting for goodwill and other intangible assets after their initial recognition. FAS 142 changes the accounting for goodwill and other intangible assets by replacing periodic amortization of the asset with an annual test of impairment of goodwill at either the reporting segment level or one level below, providing for similar accounting treatment for intangible assets deemed to have an indefinite life. Assets with finite lives will be amortized over their useful lives. FAS 142 also provides for additional financial statement disclosures about goodwill and intangible assets. The Company has adopted FAS 142 and there has not been a significant impact on the Company's present financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" ("FAS 143"). FAS 143 changes the recorded amount of liabilities associated with asset retirements and requires the accretion of interest expense over the remaining life of the asset. FAS 143 also requires additional disclosure regarding asset retirement obligations. This Statement is effective for fiscal years beginning after June 15, 2002. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 retains the existing requirements to recognize and measure the impairment of long-lived assets to be held and used or to be disposed of by sale. However, FAS 144 changes the scope and certain measurement requirements of existing accounting guidance. FAS 144 also changes the requirements relating to reporting the effects of a disposal or discontinuation of a segment of a business. This Statement is effective for fiscal years beginning after December 15, 2001. The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Company.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Recently  issued  accounting  pronouncements  (continued)
---------------------------------------------------------

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 "Rescission of Statements No. 4, 14 and 64, Amendment of FASB Statement No. 13 and Technical Corrections." ("FAS 145"). This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt," and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." This Statement also rescinds SFAS No. 44, "Accounting for Intangible Assets of Motor Carriers." This Statement amends SFAS No. 13, "Accounting for Leases," to eliminate any inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions.

FAS 145 also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. This Statement is effective for fiscal years beginning after May 15, 2002. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 requires the recognition of certain guarantees as liabilities at fair market value and is effective for guarantees issued or modified after December 31, 2002. The Company has adopted the disclosure requirement of FIN 45 and does not expect the impact of the fair market value requirement to have a material impact on its financial condition or results of operations of the Company.

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure". The statement allows for the Company's current method of accounting for stock options to continue. Effective for interim periods beginning after December 15, 2002, disclosure will be required for information on the fair value of stock options and the effect on earnings per share (in tabular form) for both interim and annual reports.

The Company will comply with this pronouncement beginning in 2003. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN No. 46), which requires the consolidation of certain variable interest entities, as defined. FIN No. 46 is effective immediately for variable interest entities created after January 31, 2003, and on July 1, 2003 for investments in variable interest entities acquired before February 1, 2003; however, disclosures are required currently if a company expects to consolidate any variable interest entities. As the Company has no such variable interest entities, it does not believe that the adoption of FIN No. 46 will have an impact on its results of operations, financial position or cash flows.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Cash  and  concentration  of  risk
----------------------------------

Cash includes cash on hand and demand deposits in accounts maintained with state-owned banks within the People's Republic of China. Total cash in state-owned banks at December 31, 2002 and 2001 amounted to $302,974 and $329,809, respectively of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

Accounts  receivable  -  related  party
---------------------------------------

The Company's trade accounts receivables are 100% due from related companies. Management believes that the accounts are fully collectible as these amounts are being collected throughout the year. However, the Company records a provision for accounts receivable trade which ranges from 0.3% to 0.5% of the outstanding accounts receivable balance in accordance with generally accepted accounting principles in the PRC. The allowance for doubtful accounts as at December 31, 2002 and 2001 amounted to $12,877 and $4,830, respectively.

Other  receivables
------------------

Other receivables consist of various cash advances to the Company's independent sales representatives, unrelated companies and individuals which have business relationships with the Company. These amounts are unsecured, non-interest bearing and generally are short term in nature.

Inventories
-----------

Inventories are stated at the lower of cost or market using the first-in first-out basis and consist of the following at December 31:

                        2002              2001
                  ----------------  ----------------
Raw material      $      1,765,548  $      2,240,954
Work-in-progress           702,162           192,110
Finished goods           1,579,963         1,295,047
                  ----------------  ----------------
  Totals          $      4,047,673  $      3,728,111
                  ================  ================

The Company reviews its inventory annually for possible obsolete goods or to determine if any reserves are necessary for potential obsolescence. As of December 31, 2002 and 2001, the Company has determined that no reserves are necessary at year end.

Intangible  assets
------------------

All land in the People's Republic of China is owned by the government and cannot be sold to any individual or company. However, the government grants the user a "land use right" (the Right) to use the land. The Company acquired the land use rights for fifty years from The People's Republic of China on December 1, 1999 in the amount of $487,665. At December 31, 2002, accumulated amortization amounted to $147,351. The cost of the right is being amortized over ten years using the straight-line method. On January 1, 2002, the Company acquired a technology from a third party to produce a product.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Intangible  assets  (continued)
-------------------------------

The cost of the right to patent application is $78,650 and is being amortized over ten years using the straight-line method. At December 31, 2002, accumulated amortization amounted to $7,870.

Intangible assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of December 31, 2002, the Company expects these assets to be fully recoverable.

The total amortization expense for the years ended December 31, 2002 and 2001 amounted to $55,629 and $47,709, respectively.

Income  taxes
-------------

The Company has adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires the recognition of deferred income tax liabilities and assets for the expected future tax consequences of temporary differences between income tax basis and financial reporting basis of assets and liabilities.

The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which each entity is domiciled. The Company was incorporated in the British Virgin Islands and is not liable for income taxes.

The Company's subsidiary, Tianshi, is a Sino-Foreign Joint Venture incorporated in the People's Republic of China. Pursuant to the income tax laws of the PRC concerning Foreign Investment Enterprises and foreign Enterprises and various local income tax laws (the "Income Tax Law"), Sino-foreign joint venture enterprises generally are subject to income tax at an effective rate of 33% (30% state income taxes plus 3% local income taxes) on income as reported in their statutory financial statements unless the enterprise is located in specially-designated regions or cities for which more favorable effective rates apply. Tianshi is located in Special Economic Zone and is subject to the special income tax rate of 15%. Pursuant to the approval of the relevant PRC tax authorities, Tianshi is fully exempt from PRC income taxes for two years starting from the year profits are first made, followed by a 10% reduced tax rate for the next three years. Prior to the year ended December 31, 2002, Tianshi has suffered operating losses. Tianshi started generating profits in the year ended December 31, 2002. Effective January 1, 2004, the two-year 100% exemption for income taxes will expire for Tianshi and it will become subject to income tax at a reduced rate of 10%.

Capitalizedinterest
-------------------

The Company has capitalized a portion of its interest costs as a component of building construction costs. Total interest expense for the years December 31, 2002 and 2001 net of capitalized interest amounted to $489,254 and $487,140, respectively. Total interest expense capitalized as part of the construction costs for the years ended December 31, 2002 and 2001 amounted to $13,012 and $42,733.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Fair  value  of  financial  instruments
---------------------------------------

The Company's financial instruments consist primarily of cash, trade and notes receivable, trade payables, advances, other receivables and debt instruments. The carrying values of these financial instruments approximate their fair values. The estimated fair values have been determined using appropriate market information and valuation methodologies.

NOTE  2  -  SHORT  TERM  NOTES  PAYABLE

Short term notes payable represent amounts due to various banks and are due on demand or normally within one year. These loans generally can be renewed with the banks. Short term notes payable at December 31, consisted of the following:

                                                               2002            2001
                                                          --------------  --------------
Loan from Industrial Commerical Bank, due July 25, 2003
  and August 5, 2002, respectively.  Monthly interest
  payment only at 6.372% per annum, secured by
  properties and guaranteed by Tianshi Group
  and was paid off in July 2003                           $    2,057,000  $    2,420,000

Loan from Country Credit Union, due on various dates.
  Monthly interest only payments at 7.966%
  per annum, secured by properties                             3,846,590       3,362,590

Loan from Commerical Bank of China, due July 4, 2002
  Monthly interest payments at 6.454% per annum,
  secured by properties                                                -         121,000

Loan from Construction Bank of China, due June 30, 2003
  and July 4, 2002, respectively.  Monthly interest
  payment only at 6.454% per annum, secured by
  properties and was paid off in July 2003                       556,600         568,700
                                                          --------------  --------------
    Totals                                                $    6,460,190  $    6,472,290
                                                          ==============  ==============

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  3  -  LONG  TERM  DEBT

Long  term  debt  at  December  31,  consisted  of  the  following:

                                                            2002              2001
                                                      -----------------  --------------
Loan from Construction Bank of China, due on various
  dates in 2004.  Quarterly interest and principal
  payments at 6.54% per annum, secured by
  properties.                                         $          43,344  $       88,100

Loan from Agricultural Bank of China, due on various
  dates in 2004.  Monthly interest and principal
  payments at 6.588% per annum, secured by
  properties.                                                   666,362               -
                                                      -----------------  --------------
    Totals                                                      709,706          88,100

Less current portion of long term debt                          263,677          53,632
                                                      -----------------  --------------
    Long term debt, net of current portion            $         446,029  $       34,468
                                                      =================  ==============

Total interest expense for the years ended December 31, 2002 and 2001 amounted to $489,254 and $487,140, respectively.

NOTE  4  -  SUPPLEMENTAL  DISCLOSURE  OF  CASH  FLOW  INFORMATION

No income taxes were paid for the years ended December 31, 2002 and 2001, respectively. Interest paid amounted to $489,254 and $487,140 for the years ended December 31, 2002 and 2001, respectively.

Non-cash financing and investing activities, the Company purchased various vehicles during the years ended December 31, 2002 and 2001 which were financed through various financial institutions. The total amount financed for 2002 and 2001 amounted to $720,555 and $90,006, respectively.

NOTE  5  -  ACCOUNTS  RECEIVABLE  AND  CREDIT  RISK

The Company's business operations are conducted domestically in the PRC and internationally. During the normal course of business, the Company extends unsecured credit to its customers. Management reviews its accounts receivable on a regular basis to determine if the allowance for doubtful accounts is adequate at each year-end.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  6  -  RELATED  PARTY  TRANSACTIONS

The following is a description of the various individuals and companies discussed in the footnotes and their relationship to the Company.

Tianshi International Holdings Group Limited - British Virgin Island company owned 100% by Li Jinyuan

Li  Jinyuan  -  individual  -  President  and  majority  shareholder

Li  Baolan  -  individual  -  daughter  of  Li  Jinyuan

Tianjin Tianshi Biological Development Co., LTD - Chinese joint venture which Tianshi International Holdings Group Limited owns 80%

Tianshi Hong Kong International Development Co., Limited - Hong Kong company owned 100% by Li Jinyuan

Tianjin Tianshi Biological Engineering Co., LTD - Chinese company owned 49% by Li Baolan and  51%  by  Tianjing  Tianshi  Group  Co.,  Ltd.

Tianjin Tianshi Pharmaceuticals Co., LTD - a Chinese company and the majority shareholder is Tianjin Tianshi Group Co., Ltd.

Tianjin  Tianshi  Group Co., Ltd. - owned 90% by Li Linyuan and 10% by Li Baolan

Sales
-----

The Company sells a majority of its products to distributors that are related to the Company through common ownership. The related party distributors in turn market and sell the Company's products to independent distributors or end users of the products. During the year ended December 31, 2001, the Company was responsible for paying sales commissions to its various independent distributors which amounted to approximately $12,132,264. During the year 2002, all marketing and responsibility of paying sales commissions was transferred from the Company to its related party distributor who is solely liable for the payment of the commissions.

Related party sales amounted to $14,096,726 and $17,781,868 for the years ending December 31, 2002 and 2001, which represent 100% of total sales for the year ending December 31, 2002 and 93% for 2001, respectively. Related party accounts receivable related to these sales amounted to $2,562,657 and $961,187 at December 31, 2002 and 2001, respectively, net of an allowance for doubtful accounts of $(12,877) and $(4,830), respectively.

Other  receivables
------------------

The Company is owed additional amounts classified as other receivables from related parties totaling $-0- and $1,021,303 as of December 31, 2002 and 2001 respectively. These receivables are generated from the Company making various cash advances and short term loans and the allocation of various expenses to related parties. These transactions are reoccurring in nature and are paid off during the year. The Company does not charge interest on these receivables.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  6  -  RELATED  PARTY  TRANSACTIONS  (CONTINUED)

Loans  receivable
-----------------

The Company is also owed amounts classified as loans receivable from related parties of $10,899,102 and $13,060,600 as of December 31, 2002 and 2001,
respectively. Prior to the year ended December 31, 2000, Tianshi made cash advances and loans to Tianjin Tianshi Biological Engineering Co which was a 20% shareholder of Tianshi prior to June 2003 and Tianshi Economic Development Group. In June 2003, Tianjin Tianshi Biological Engineering Co transferred its 20% ownership to another related party. However, the amount owed to Tianshi still remained outstanding.

There were three loans outstanding as of December 31, 2000 which amounted to $4,840,000, $2,009,773 and $ 4,926,936. Interest is being charged at 5.31% per annum beginning January 1, 2000. As of December 31, 2002 and 2001 there was accrued interest of $1,945,105 and $1,283,892, respectively, owed on these loans. In August, 2003 the Company entered into a payment schedule to pay off the loans by December 31, 2003.

Accounts  payable
-----------------

Accounts payable due to related parties amounted to $762,694 and $694,105 at December 31, 2002 and 2001, respectively. These amounts were generated from the purchasing of raw materials and the Company's transportation costs.

Other  payables
---------------

The Company also has amounts classified as other payables due to related parties which amounted to $2,294,168 and $4,001,222 as of December 31, 2002 and 2001, respectively. These amounts arose from cash advances from related parties, management fees due to related parties and various non-operational transactions incurred with related parties.

Rent  expense
-------------

At December 31, 2002, the Company has a verbal agreement with Tianshi Group, which is a related party through ownership, to lease a portion of its office building and manufacturing facilities. The Company has agreed to pay for certain expenses of the Tianshi Group in lieu of a lease payment. The amount of these expenses paid in 2002 and 2001 amounted to $242,960 and $268,100 respectively and have been expensed in the accompanying statement of operations under various general and administrative expense accounts. On June 30, 2003, the Company entered into a written lease agreement with Tianshi Group to pay annual rent on these facilities at 1% of total gross revenues. The term of this agreement is for five years commencing on January 1, 2003. In addition, the Company is obligated to pay insurance, maintenance and other expenses related to the premises.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  7  -  EMPLOYEE  ADVANCES

Employee advances represent cash advances to various employees of the Company. In the People's Republic of China, a majority of business transactions are completed in cash. These cash advances represents monies advanced to certain employees to pay for various expenses and purchases related to the Company's daily operations.

Employee  advances  consist  of  the  following  at  December  31:

                             2002          2001
                         ------------  ------------
Advances to shareholder  $          -  $    962,297
Advances to officers                -       620,463
Advances to employees         554,032     2,386,551
                         ------------  ------------
   Totals                $    554,032  $  3,969,311
                         ============  ============

NOTE  8  -  DEPOSITS  -  NON  CURRENT

The Company as of December 31, 2002 and 2001 had outstanding deposits of $1,934,436 and $2,157,313, respectively. These amounts represent deposits with vendors for purchases of equipment and construction in progress.

NOTE  9  -  RETIREMENT  PLAN

Regulations in the People's Republic of China require the Company to contribute to a defined contribution retirement plan for all employees. All Joint Venture employees are entitled to a retirement pension amount calculated based upon their salary at their date of retirement and their length of service in accordance with a government managed pension plan. The PRC government is responsible for the pension liability to the retired staff. The Joint Venture is required to make contributions to the state retirement plan at 20% of the employees' monthly salary. Employees are required to contribute 7% of their salary to the plan. Total pension expense incurred by the Company amounted to $11,307 and $22,754 for the years ended December 31, 2002 and 2001, respectively.

The Company also has an unemployment insurance plan for its employees. The plan requires each employee to contribute 1% of their salary to the plan. The Company matches the contributions in an amount equal to 2 times the contribution of each participant. The Company made contributions to the unemployment insurance plan of $1,269 and $2,436 for the years ended December 31, 2002 and 2001 respectively. All contributions are paid to a PRC insurance company which in turn is responsible for the liability.

On January 1, 2002, the Company has introduced a basic medical insurance plan for its employees. Pursuant to the new medical insurance plan, the Company is required to pay an amount equal to 10% of its employees' salary to a PRC insurance company which amounted to $2,800 for the year ended December 31, 2002.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE 10 - DISTRIBUTION OF INCOME, STATUTORY RESERVES AND RESTRICTED RETAINED EARNINGS

The laws and regulations of the People's Republic of China require that before a Sino-foreign cooperative joint venture enterprise distributes profits to its partners, it must first satisfy all tax liabilities, provide for losses in previous years and make allocations, in proportions determined at the discretion of the board of directors, after the statutory reserve. The Statutory Reserves include the surplus reserve fund, the common welfare fund and the enterprise fund.

Statutory  reserve  fund
------------------------

The Company is required to transfer 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company's registered capital.

The transfer to this reserve must be made before distribution of any dividend to shareholders, for the year ended December 31, 2002; the Company transferred $199,586 being 10% of the year's net income determined in accordance with PRC accounting rules and regulations, to this reserve. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years' losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

Common  welfare  fund
---------------------

The Company is required to transfer 5% to 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to the statutory common welfare fund. This fund can only be utilized on capital items for the collective benefits of the Company's employees such as construction of dormitories, cafeteria facilities and other staff welfare facilities. This fund is non-distributable other than upon liquidation. The transfer to this fund must be made before distribution of any dividend to shareholders.

For the year ended December 31, 2002, the Directors authorized, subject to shareholders' approval, the transfer of $199,586 which amounted to 10% of current year's net income to the statutory reserve fund.

Enterprise  fund
----------------

The enterprise fund may be used to acquire fixed assets or to increase the working capital in order to expend the production and operation of the business. There is no minimum contribution required to be contributed to the enterprise fund. For the year ended December 31, 2002, the Board of Directors authorized not to reserve any amount to the enterprise fund.

The Chinese government restricts distributions of registered capital and the additional investment amounts required by the Chinese joint ventures. Approval by the Chinese government must be obtained before distributions of these amounts can be returned to the shareholders.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  11  -  SUBSEQUENT  EVENTS

Stock  issuance
---------------

On August 22, 2003, the Company amended and restated their Articles of Association to authorize one class of common stock of 5,000,000 shares of $0.01 par value per share. The Company cancelled the original common stock certificate issued to Li Jinyuan and issued the following shares of common stock to Li Jinyuan, Yupeng Yan, Vice-President of Tianshi and Wenjun Jiao, chief financial officer of Tianshi.

             No. Shares     Cost
             ----------  ---------
Li Jinyuan      665,001  $   6,650
Yupeng Yan        9,975        100
Wenjun Jiao       9,975        100

Stock  option  plans
--------------------

On August 22, 2003, the Company adopted the Tianshi International Holdings Group Limited 2003 Shares Award Plan and the Tianshi International Holdings Group
Limited  2003  Shares  Option  Plan.

The 2003 Shares Award Plan (referred to as Incentive Shares Options) is intended to provide vice presidents in the sales divisions located in the nine districts of the Company an opportunity to acquire a proprietary interest in the Company. The term of the 2003 Shares Award Plan is for five years beginning August 22, 2003. The employees must meet certain eligibility requirements. The maximum number of shares which can be issued under this plan is 75,000 shares from which 15,000 shares may be granted each year. The options vest at 20% per year over a five year period from the date of the granting of the option. The exercise price shall not be less than 100% of the fair market value of the shares at the grant date of the option. To the extent that the fair market value of the Incentive Shares Options that can be exercised during a single year exceeds $100,000, the portion in excess of the $100,000 will be re-characterized as Nonqualified Shares Options. The exercise price for the shares designated as Nonqualified Share Options will not be less than 85% of the fair market value of the shares at the grant date of the option.

The 2003 Shares Option Plan (referred to as Incentive Shares Options) is intended to provide approximately 500 management level key employees and consultants of the Company an opportunity to acquire a proprietary interest in the Company. The term of the 2003 Shares Option Plan is for three years beginning August 22, 2003. The employees must meet certain eligibility requirements. The maximum number of shares which can be issued under this plan is 60,000 shares from which 20,000 shares may be granted each year. The options vest at 20% per year over a five year period from the date of the granting of the option. The exercise price shall not be less than 100% of the fair market value of the shares at the grant date of the option. To the extent that the fair market value of the Incentive Shares Options that can be exercised during a single year exceeds $100,000, the portion in excess of the $100,000 will be re-characterized as Nonqualified Shares Options. The exercise price for the shares designated as Nonqualified Share Options will not be less than 85% of the fair market value of the shares at the grant date of the option.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE  11  -  SUBSEQUENT  EVENTS  (CONTINUED)

Merger  agreement
-----------------

On August 22, 2003, the Company entered into an agreement to be effective September 9, 2003 where the Company will complete a reverse acquisition with Strategika, Inc. (Strategika), a publicly traded non-operational Delaware corporation. Strategika acquired all of the outstanding shares of Tianshi International Holdings Group Limited's capital stock from the individual shareholders in exchange for 68,495,000 shares of common capital stock in Strategika which represents 95% of the issued and outstanding stock of Strategika at the time of issuance. The accounting for these transactions is identical to that resulting from a reverse-acquisition, except that no goodwill or other intangible assets shall be recorded. Accordingly, the financial statements of Tianjin International Holdings Group Limited will be the historical financial statements of the Company, formerly the operations of Tianjin Tianshi Biological Development Co., LTD.

After the reorganization, on September 22, 2003, Li Jinyuan has transferred 665,000 shares of common stock of the reorganized Strategika held by him to Ms. Ping Bai. The other two shareholders, Mr. Jiao Wenjun and Mr. Yan Yupeng have each transferred 332,500 shares of common stock of the reorganized Strategika held by them to Mr. Percy Kong Kei Chin.

NOTE  12  -  PRO  FORMA  CONSOLIDATED  FINANCIAL  STATEMENTS

As set forth in Note 11 to the financial statements, Tianshi International Holdings Group Limited. ("Tianshi") entered into a reverse merger with Strategika, Inc. ("Strategika") a publicly held non-operational corporation, for which Tianshi was the acquirer for accounting purposes.

The accompanying consolidated financial statements illustrate the effect of the merger ("Pro Forma") on the financial position and results of operations. The consolidated balance sheet as of December 31, 2002 is based on the historical balance sheets of Tianshi and Strategika as of that date and assumes the acquisition took place as of January 1, 2002.

Pro forma consolidated statements of income for the years ended December 31, 2002 and 2001 are based on the historical statements of operations of Tianshi and Stragegika for those years and assumes the acquisition took place at the beginning of the earliest period.

The pro forma consolidated financial statements may not be indicative of the actual results of the merger. The accompanying consolidated pro forma financial information should be read in connection with the historical financial statements of Tianshi International Holdings Group Limited and Strategika, Inc.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE 12 - PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                     UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                                                AS OF DECEMBER 31, 2002
                                                -----------------------

                                                      A S S E T S
                                                      -----------

                                                                                      Proforma             Adjusted
                                                         Strategika      Tiahshi     Adjustments           Proforma
                                                        ------------  -------------  ------------        -------------
CURRENT ASSETS:
  Cash                                                  $     1,129   $    302,974       -$1,129   (1)   $    302,974
  Accounts receivable - related party,                                           -
    net of allowance for doubtful
    accounts of $12,877 and $4,830
    as of 2002 and 2001, respectively                                    2,562,657                          2,562,657
  Other receivables                                                        328,491                            328,491
  Current portion of loans receivable - related party                   10,899,102                         10,899,102
  Inventories                                                            4,047,673                          4,047,673
                                                        ------------  -------------  ------------        -------------

    Total current assets                                      1,129     18,140,897        (1,129)          18,140,897
                                                        ------------  -------------  ------------        -------------

PLANT AND EQUIPMENT, net                                                12,757,497                         12,757,497
                                                        ------------  -------------  ------------        -------------

OTHER ASSETS:
  Intangible asset, net                                                    411,094                            411,094
  Employee advances                                                        554,032                            554,032
  Deposits                                                               1,934,436                          1,934,436
  Loans receivable - related party                                      10,899,102                         10,899,102
  Less current portion of loans receivable                             (10,899,102)                       (10,899,102)
                                                        ------------  -------------  ------------        -------------
    Total other assets                                            -      2,899,562             -            2,899,562
                                                        ------------  -------------  ------------        -------------

      Total assets                                      $     1,129   $ 33,797,956       -$1,129         $ 33,797,956
                                                        ============  =============  ============        =============


                       L I A B I L I T I E S    A N D    S H A R E H O L D E R S'   E Q U I T Y
                       ------------------------------------------------------------------------

CURRENT LIABILITIES:
  Accounts payable                                                    $  1,962,068                       $  1,962,068
  Accounts payable - related party                                         762,694                            762,694
  Advances from customers                                                   60,439                             60,439
  Wages and benefits payable                                               165,936                            165,936
  Other taxes payable                                                      210,788                            210,788
  Accrued liabilities                                            27      1,130,569           (27)  (1)      1,130,569
  Other payables - related party                              2,052      2,294,168        (1,102)  (1)      2,294,168
                                                                              (950)           (2)
  Short term notes payable                                               6,460,190                          6,460,190
  Current portion of long term debt                                        263,677                            263,677
                                                        ------------  -------------  ------------        -------------
    Total current liabilities                                 2,079     13,310,529        (2,079)          13,310,529

LONG TERM DEBT, net of current portion                                     446,029                            446,029
                                                        ------------  -------------  ------------        -------------

    Total liabilities                                         2,079     13,756,558        (2,079)          13,756,558
                                                        ------------  -------------  ------------        -------------

MINORITY INTEREST                                                        4,009,228                          4,009,228
                                                        ------------  -------------  ------------        -------------

SHAREHOLDERS' EQUITY:
  Common stock                                                5,001              1         6,850   (3)          6,851
                                                                            (5,001)           (4)
  Paid-in-capital                                             1,999      8,906,492           950   (2)      8,906,492
                                                                                           5,001   (4)
                                                                                          (7,950)  (4)
  Stock receivable                                                                        (6,850)  (3)         (6,850)
  Statutory reserves                                                       399,173                            399,173
  Retained earnings                                          (7,950)     6,730,432         7,950   (4)      6,730,432
  Accumulated other comprehensive income (loss)              (3,928)                      (3,928)
                                                        ------------  -------------  ------------        -------------
    Total shareholders' equity                                 (950)    16,032,170           950           16,032,170
                                                        ------------  -------------  ------------        -------------
      Total liabilities and shareholders' equity        $     1,129   $ 33,797,956       ($1,129)        $ 33,797,956
                                                        ============  =============  ============        =============

(1)  Cash used to pay off certain creditors of Strategika.

(2)  Certain shareholder and/or officer advances to Strategika were forgiven and treated as capital contributions.

(3)  Reflects stock issuances by Tianshi International Holdings Group Limited.

(4)  Capitalization of post merger Stragetika reflects the pro forma common stock and paid in capital

See accountant's review report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE 12 - PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                          UNAUDITED PROFORMA CONSOLIDATED INCOME STATEMENT
                                FOR THE YEAR ENDED DECEMBER 31, 2002
                                ------------------------------------


                                                                            Proforma      Adjusted
                                                Strategic     Tianshi     Adjustments     Proforma
                                                ----------  ------------  ------------  ------------
REVENUE - RELATED PARTIES                       $           $14,096,726                 $14,096,726

REVENUE - THIRD PARTIES                                               -                           -
                                                ----------  ------------  ------------  ------------

    TOTAL REVENUE                                       -    14,096,726              -   14,096,726

COMMISSION EXPENSE                                                    -                           -
                                                ----------  ------------  ------------  ------------

    NET SALES                                           -    14,096,726              -   14,096,726

COST OF SALES                                                 8,297,845                   8,297,845
                                                 ----------  ------------  ------------  ------------

GROSS PROFIT                                            -     5,798,881              -    5,798,881

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES       4,898     3,193,190                   3,198,088
                                                ----------  ------------  ------------  ------------

INCOME (LOSS) FROM OPERATIONS                      (4,898)    2,605,691              -    2,600,793

OTHER EXPENSE, net of other income                             (110,860)                   (110,860)
                                                ----------  ------------  ------------  ------------

INCOME (LOSS) BEFORE MINORITY INTEREST             (4,898)    2,494,831              -    2,489,933

MINORITY INTEREST                                               498,966                     498,966
                                                ----------  ------------  ------------  ------------

NET INCOME (LOSS)                                  (4,898)    1,995,865              -    1,990,967

OTHER COMPREHENSIVE INCOME (LOSS):
    Foreign currency translation adjustment                           -                           -
                                                ----------  ------------  ------------  ------------

COMPREHENSIVE INCOME (LOSS)                     $  (4,898)  $ 1,995,865   $          0  $ 1,990,967
                                                ==========  ============  ============  ============

See accountant's review report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                 NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


NOTE 12 - PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                           UNAUDITED PROFORMA CONSOLIDATED INCOME STATEMENT
                                 FOR THE YEAR ENDED DECEMBER 31, 2001
                                 ------------------------------------


                                                                             Proforma      Adjusted
                                                Strategic      Tianshi     Adjustments     Proforma
                                                ----------  -------------  ------------  -------------
REVENUE - RELATED PARTIES                       $           $ 17,781,868                 $ 17,781,868

REVENUE - THIRD PARTIES                                        1,365,214                    1,365,214
                                                ----------  -------------  ------------  -------------

    TOTAL REVENUE                                       -     19,147,082              -    19,147,082

COMMISSION EXPENSE                                            12,132,264                   12,132,264
                                                ----------  -------------  ------------  -------------

    NET SALES                                           -      7,014,818              -     7,014,818

COST OF SALES                                                  4,284,839                    4,284,839
                                                ----------  -------------  ------------  -------------

GROSS PROFIT                                            -      2,729,979              -     2,729,979

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES       2,040      5,723,337                    5,725,377
                                                ----------  -------------  ------------  -------------

INCOME (LOSS) FROM OPERATIONS                      (2,040)    (2,993,358)             -    (2,995,398)

OTHER EXPENSE, net of other income                              (397,832)                    (397,832)
                                                ----------  -------------  ------------  -------------

INCOME (LOSS) BEFORE MINORITY INTEREST             (2,040)    (3,391,190)             -    (3,393,230)

MINORITY INTEREST                                               (678,238)                    (678,238)
                                                ----------  -------------  ------------  -------------

NET INCOME (LOSS)                                  (2,040)    (2,712,952)             -    (2,714,992)

OTHER COMPREHENSIVE INCOME (LOSS):
    Foreign currency translation adjustment             -         (3,928)                      (3,928)
                                                ----------  -------------  ------------  -------------

COMPREHENSIVE INCOME (LOSS)                     $  (2,040)  $ (2,716,880)  $          0  $ (2,718,920)
                                                ==========  =============  ============  =============

See accountant's review report.

The  Board  of  Directors
Tianshi International Holdings Group Limited and Subsidiary


INDEPENDENT  ACCOUNTANTS'  REVIEW  REPORT

We have reviewed the consolidated balance sheets of Tianshi International Holdings Group Limited and Subsidiary as of June 30, 2003, the consolidated statements of income and other comprehensive income, shareholders' equity and cash flows for the six months then ended. These interim financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the aforementioned interim financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.


September  9,  2003
Walnut,  California

                    TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                   AND SUBSIDIARY

                            CONSOLIDATED BALANCE SHEETS
                            AS OF JUNE 30, 2003 AND 2002
                            ----------------------------

                                    A S S E T S
                                    -----------

                                                            2003           2002
                                                        -------------  ------------
                                                          Unaudited     Unaudited
                                                        -------------  ------------
CURRENT ASSETS:
  Cash                                                  $  1,473,604   $ 1,369,582
  Accounts receivable - related party,
  net of allowance for doubtful
  accounts of $12,878 and $6,439
  as of June 30, 2003
  and 2002, respectively                                   6,896,406     3,681,625
  Other receivables                                          136,804        52,544
  Other receivables - related party                        4,632,534             -
  Current portion of loans receivable - related party     11,188,473             -
  Inventories                                              5,357,548     5,995,189
                                                        -------------  ------------

  Total current assets                                    29,685,369    11,098,940
                                                        -------------  ------------

BUILDINGS, EQUIPMENT AND AUTOMOBILES, net                  9,422,554    11,056,854
                                                        -------------  ------------

OTHER ASSETS:
  Intangible asset, net                                      380,155       442,033
  Employee advances                                          493,486       856,382
  Other taxes receivable                                      90,309             -
  Deposits                                                 1,602,513     2,037,525
  Loans receivable - related party                        11,188,473    11,843,842
  Less current portion of loans receivable               (11,188,473)
                                                        -------------
  Total other assets                                       2,566,463    15,179,782
                                                        -------------  ------------

  Total assets                                          $ 41,674,386   $37,335,576
                                                        =============  ============

      L I A B I L I T I E S    A N D    S H A R E H O L D E R S'   E Q U I T Y
      ------------------------------------------------------------------------

CURRENT LIABILITIES:
  Accounts payable                                      $  3,186,511   $ 1,716,513
  Accounts payable - related party                           924,228     1,255,965
  Advances from customers                                          -        94,617
  Wages and benefits payable                                  53,920     1,371,244
  Other taxes payable                                              -     1,559,166
  Accrued liabilities                                         34,879     3,724,997
  Other payable - related party                            1,502,811     1,722,480
  Short term notes payable                                 5,904,800     7,561,290
  Current portion of long term debt                          261,631        31,639
                                                        -------------  ------------
  Total current liabilities                               11,868,780    19,037,911

LONG TERM DEBT, net of current portion                       297,140             -
                                                        -------------  ------------

  Total liabilities                                       12,165,920    19,037,911
                                                        -------------  ------------

MINORITY INTEREST                                          5,902,642     3,660,482
                                                        -------------  ------------

SHAREHOLDERS' EQUITY:
  Common stock, $1.00 par value,
  authorized 50,000 shares,
  1 share issued and outstanding                                   1             1
  Paid-in-capital                                          8,906,492     8,906,492
  Statutory reserve                                          399,173             -
  Retained earnings                                       14,304,086     5,734,618
  Accumulated other comprehensive income (loss)               (3,928)       (3,928)
                                                        -------------  ------------
  Total shareholders' equity                              23,605,824    14,637,183
                                                        -------------  ------------
  Total liabilities and shareholders' equity            $ 41,674,386   $37,335,576
                                                        =============  ============

                                                                   -             -


         The accompanying notes are an integral part of this statement.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

        CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME
                 FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND 2002
                 -----------------------------------------------


                                                  2003         2002
                                               -----------  ----------
REVENUE - RELATED PARTIES                      $17,785,566  $4,295,599

COST OF SALES                                    7,028,913   1,728,018
                                               -----------  ----------

GROSS PROFIT                                    10,756,653   2,567,581

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES    1,360,845   1,831,011
                                               -----------  ----------

INCOME FROM OPERATIONS                           9,395,808     736,570

OTHER INCOME                                        71,260      14,528
                                               -----------  ----------

INCOME BEFORE MINORITY INTEREST                  9,467,068     751,098

MINORITY INTEREST                                1,893,414     150,220
                                               -----------  ----------

NET INCOME                                       7,573,654     600,878

OTHER COMPREHENSIVE INCOME
                                               -----------  ----------
COMPREHENSIVE INCOME                           $ 7,573,654  $  600,878
                                               ===========  ==========


         The accompanying notes are an integral part of this statement.

                                         TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                                        AND SUBSIDIARY

                                       CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                                       FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND 2002
                                       -----------------------------------------------

                                                                                               Accumulated other
                             Number        Common       Paid-in      Statutory      Retained     comprehensive
                            of shares      stock        capital       Reserve       earnings     income (loss)      Totals
                           -----------  ------------  ------------  ------------  ------------  ---------------  ------------
                           (Unaudited)  (Unaudited)   (Unaudited)   (Unaudited)   (Unaudited)     (Unaudited)    (Unaudited)
                           -----------  ------------  ------------  ------------  ------------  ---------------  ------------
BALANCE, January 1, 2002,
 audited                             1  $          1  $  8,906,492  $          0  $  5,133,740          -$3,928  $ 14,036,305

                                                                                       600,878                        600,878

BALANCE, June 30, 2002               1  $          1  $  8,906,492  $          0  $  5,734,618          -$3,928  $ 14,637,183
                           ===========  ============  ============  ============  ============  ===============  ============


BALANCE, January 1, 2003,
audited                              1  $          1  $  8,906,492  $    399,173  $  6,730,432          -$3,928  $ 16,032,170

                                                                                     7,573,654                   $  7,573,654

BALANCE, June 30, 2003               1  $          1  $  8,906,492  $    399,173  $ 14,304,086          -$3,928  $ 23,605,824
                           ===========  ============  ============  ============  ============  ===============  ============


         The accompanying notes are an integral part of this statement.

                      TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                     AND SUBSIDIARY

                         CONSOLIDATED STATEMENTS OF CASH FLOWS
                    FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND 2002
                    -----------------------------------------------


                                                                 2003          2002
                                                             ------------  ------------
                                                               Unaudited     Unaudited
                                                             ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                 $ 7,573,654   $   600,878
  Adjustments to reconcile net income  to cash
    used in operating activities:
      Minority interest                                        1,893,414       150,220
      Depreciation                                               510,650       502,228
      Amortization                                                30,939        24,690
      Loss on sale of assets                                       1,778             -
    (Increase) decrease in assets:
      Accounts receivable - related party                     (4,333,749)   (2,720,438)
      Other receivables                                          191,687       826,863
      Other receivables - related party                       (4,632,534)    1,021,303
      Inventories                                             (1,309,875)   (2,267,078)
      Employee advances                                           60,546     3,112,929
      Other taxes receivable                                     (90,309)            -
      Decrease in deposits                                       331,923       119,788
    Increase (decrease) in liabilities:
      Accounts payable                                         1,224,443       (60,154)
      Accounts payable - related party                           161,534       561,860
      Advances from customers                                    (60,439)     (475,061)
      Wages and benefits payable                                (112,016)     (342,693)
      Other taxes payable                                       (210,788)     (212,716)
      Accrued liabilities                                     (1,095,690)      557,002
      Other payables - related party                           2,446,853    (2,278,742)
                                                             ------------  ------------
        Net cash (used in) operating activities                2,582,021      (879,121)
                                                             ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Payments on loans receivable - related party                               1,563,517
  Increases in loans receivable - related party                 (289,371)     (346,758)
  Sale (purchase) of assets                                     (415,695)     (330,403)
                                                             ------------  ------------
        Net cash provided by investing activities               (705,066)      886,356
                                                             ------------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Borrowings (payments) on short term notes payable             (555,390)    1,089,000
  Payments on long term debt                                    (150,935)      (56,462)
                                                             ------------  ------------
        Net cash provided by (used in) financing activities     (706,325)    1,032,538
                                                             ------------  ------------

INCREASE IN CASH                                               1,170,630     1,039,773

CASH, beginning of period                                        302,974       329,809
                                                             ------------  ------------

CASH, end of period                                          $ 1,473,604   $ 1,369,582
                                                             ============  ============

NON-CASH FINANCING AND INVESTING ACTIVITIES:
     During the six months ended June 30, 2003, the Company sold several buildings to a related party through a cancellation of other payable with the net book value of $3,238,210. The sale resulted in a gain of $1,791.


         The accompanying notes are an integral part of this statement.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Background
----------

Tianshi International Holdings Group Limited (referred to as the Company) was incorporated on March 24, 2003 in the territory of the British Virgin Islands. The following is a description of the various individuals and companies discussed in the footnotes and their relationship to the Company.

Tianshi International Holdings Group Limited - British Virgin Island company owned 100% by Li Jinyuan

Li  Jinyuan  -  individual  -  President  and  majority  shareholder

Li  Baolan  -  individual  -  daughter  of  Li  Jinyuan

Tianjin Tianshi Biological Development Co., LTD - Chinese joint venture which Tianshi International Holdings Group Limited owns 80%

Tianshi Hong Kong International Development Co., Limited - Hong Kong company owned 100% by Li Jinyuan

Tianjin Tianshi Biological Engineering Co., LTD - Chinese company owned 49% by Li Baolan and  51%  by  Tianjing  Tianshi  Group  Co.,  Ltd.

Tianjin Tianshi Pharmaceuticals Co., LTD - a Chinese company and the majority shareholder is Tianjin Tianshi Group Co., Ltd.

Tianjin  Tianshi Group Co., Ltd. - owned 90% by Li Linyuan and 10%  by Li Baolan

On June 18, 2003, Tianshi International Holdings Group Limited acquired 80% of Tianjin Tianshi Biological Development Co., LTD. (referred to as Tianshi).
Tianjin Tianshi Biological Development Co., LTD. is a foreign investment joint venture which is incorporated under the laws of the People's Republic of China (referred to as PRC) on March 27, 1998. The original partners in this joint venture were Tianshi Hong Kong International Development Co., Limited incorporated in Hong Kong which owned 80% of the joint venture and Tianjin Tianshi Biological Engineering Co., LTD, a Chinese company incorporated in the People's Republic of China which owned the remaining 20% of the joint venture. Tianshi Hong Kong International Development Co., Limited is owned 100% by Li Jinyuan, the Company's president and major shareholder. Tianjin Tianshi Biological Engineering Co., LTD is 49% owned by Ms. Li Baolan, the daughter of Li Jinyuan and 51% by Tianjin Tianshi Group Co., Ltd. On June 18, 2003, Tianjin Tianshi Biological Engineering Co., LTD transferred its 20% interest in the joint venture for no consideration to Tianjin Tianshi Pharmaceuticals Co., LTD, a Chinese company in which the majority shareholder is Tianjin Tianshi Group Co., Ltd. On June 18, 2003, Tianshi International Holdings Group Limited acquired 80% of Tianjin Tianshi Biological Development Co., LTD from Tianshi Hong Kong International Development Co., Limited for no consideration. This transfer was made for no consideration since Li Jinyuan is president and sole shareholder of both companies.


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

The  reporting  entity
----------------------

The consolidated financial statements of Tianshi International Holdings Limited and subsidiary (referred to as the Company) reflect the activities of its 80% owned subsidiary, Tianjin Tianshi Biological Development Co., LTD. The consolidated financial statements have been presented as if the acquisition of the subsidiary occurred at the beginning of 2001 due to common management and ownership. The consolidated financial statements generally reflect only the activities of Tianjin Tianshi Biological Development Co., LTD. (referred to as Tianshi) at its historical cost since the parent company, Tianshi International Holdings Limited, had no operational activities for the six months ended June 30, 2003 and 2002, respectively.

Background
----------

Tianjin Tianshi Biological Development Co., LTD. is a foreign investment joint venture which is incorporated under the laws of the People's Republic of China. Tianshi is classified as a Foreign Invested Enterprise (FIE) in the PRC and is subject to the FIE laws of the PRC. Tianshi is a Chinese registered limited liability company with a legal structure similar to a regular corporation and a limited liability company organized under state laws in the United States of America. The Articles of Association provides for a 50 year term beginning on March 27, 1998 with registered capital of $10,000,000.

The Company owns 80% of its subsidiary Tianshi. The remaining 20% is owned by Tianjin Tianshi Pharmaceuticals Co., LTD, a Chinese company and the majority shareholder of this Chinese company is Tianjin Tianshi Group Co., Ltd.

Nature  of  operations
----------------------

The Company through its subsidiary is primarily engaged in the manufacturing and marketing of herbal products, vitamin and mineral supplements, personal care and other products. The Company sells its products to a sales force of related distributors who in turn sell to independent distributors and managers who use the products themselves or resell them to other distributors or consumers. The Company markets its products in the United States, China, South Korea, Japan, India, Thailand, Malaysia, Indonesia, Canada, Peru, Brazil, Russia, Kazakhstan, Belarus, Mongolia, Finland, Lithuania, Britain, Germany, France, Romania,
Ukraine,  Portugal,  Turkey,  Italy, Nigeria, Ghana, South Africa and Australia.

Revenue  recognition
--------------------

The Company recognizes revenue from domestic sales by distributors, net of sales commissions and taxes, only when the related distributor recognizes sales of the Company's products to unaffiliated third parties. The Company recognizes revenue from international sales, net of commission and taxes only as goods are ordered and shipped to the unaffiliated third party.


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Revenue  recognition  (continued)
---------------------------------

The Company is generally not contractually obligated to accept returns. However, on a case by case negotiated basis, the Company permits customers to return their products. In accordance with SFAS No. 48, "Revenue Recognition when the Right of Return Exists", revenue is recorded net of an allowance for estimated returns. Such reserves are based upon management's evaluation of historical experience and estimated costs. The amount of the reserves ultimately required could differ materially in the near term from amounts included in the accompanying consolidated financial statements.

In 2001, the Company's 20% shareholder Tianjin Tianshi Biological Engineering Co., LTD, a related company owned all of the related party distributors which sell the Company's products domestically. The Company was responsible for paying all the related sales expenses incurred to sell their products to outside third parties.

Foreign  currency  translation
------------------------------

The reporting currency of the Company is the US dollar. Tianshi's financial records are maintained and the statutory financial statements are stated in its local currency, Renminbi (RMB), as their functional currency. Results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the People's Bank of China at the end of the period.

This quotation of the exchange rates does not imply free convertibility of RMB to other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rate quoted by the People's Bank of China.

Approval of foreign currency payments by the Bank of China or other institutions requires submitting a payment application form together with invoices, shipping documents and signed contracts.

Translation adjustments resulting from this process are included in accumulated other comprehensive income in the consolidated statement of shareholders' equity and amounted to $(3,928) at June 30, 2003 and 2002.

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. These amounts are not material to the consolidated financial statements.


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Plant  and  equipment,  net
---------------------------

Plant  and  equipment  are  stated  at  cost  less  accumulated  depreciation.
Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the period ended June 30, 2003 and 2002 amounted to $510,650 and $502,228, respectively. Estimated useful lives of the assets are as follows:

                                          Estimated Useful Life
                                          ---------------------
Buildings                                        20 years
Machinery and equipment                          10 years
Computer, office equipment and furniture          5 years
Automobiles                                       5 years

Construction in progress represents the costs incurred in connection with the construction of buildings or new additions to the Company's plant facilities. No depreciation is provided for construction in progress until such time as the relevant assets are completed and are ready for their intended use. The capitalization of interest associated with the cost in construction in progress is discussed in note 1, Capitalized interest.

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the consolidated statements of operations. Maintenance, repairs and minor renewals are charged directly to expenses as incurred. Major additions and betterment to buildings and equipment are capitalized.

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of June 30, 2003, the Company expects these assets to be fully recoverable.

Plant  and  equipment  consist  of  the  following  at  June  30:

                                       2003               2002
                                 -----------------  -----------------
Buildings and improvements       $       1,452,488  $       2,451,264
Office facilities                          455,969          1,045,535
Computer equipment and software            739,472            726,369
Equipment                                5,590,048          5,316,211
Vehicles                                 1,401,335            258,402
Construction in progress                 2,930,944          4,264,480
                                 -----------------  -----------------
  Totals                                12,570,256         14,062,261
Less accumulated depreciation            3,147,702          3,005,407
                                 -----------------  -----------------
  Totals                         $       9,422,554  $      11,056,854
                                 =================  =================


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Use  of  estimates
------------------

The preparation of financial statements in conformity with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

Recently  issued  accounting  pronouncements
--------------------------------------------

During June of 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("FAS 142").

FAS 141 requires use of the purchase method of accounting for all business combinations initiated after June 30, 2001, provides specific guidance on how to identify the accounting acquirer in a business combination, provides specific criteria for recognizing intangible assets apart from goodwill and requires additional financial statement disclosures regarding business combinations. The Company has adopted FAS 141 and there has not been a significant impact on the Company's present financial condition or results of operations.

FAS 142 addresses the accounting for goodwill and other intangible assets after their initial recognition. FAS 142 changes the accounting for goodwill and other intangible assets by replacing periodic amortization of the asset with an annual test of impairment of goodwill at either the reporting segment level or one level below, providing for similar accounting treatment for intangible assets deemed to have an indefinite life. Assets with finite lives will be amortized over their useful lives. FAS 142 also provides for additional financial statement disclosures about goodwill and intangible assets. The Company has adopted FAS 142 and there has not been a significant impact on the Company's present financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" ("FAS 143"). FAS 143 changes the recorded amount of liabilities associated with asset retirements and requires the accretion of interest expense over the remaining life of the asset. FAS 143 also requires additional disclosure regarding asset retirement obligations. This Statement is effective for fiscal years beginning after June 15, 2002. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 retains the existing requirements to recognize and measure the impairment of long-lived assets to be held and used or to be disposed of by sale. However, FAS 144 changes the scope and certain measurement requirements of existing accounting guidance. FAS 144 also changes the requirements relating to reporting the effects of a disposal or discontinuation of a segment of a business. This Statement is effective for fiscal years beginning after December 15, 2001. The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Company.


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Recently  issued  accounting  pronouncements  (continued)
---------------------------------------------------------

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 "Rescission of Statements No. 4, 14 and 64, Amendment of FASB Statement No. 13 and Technical Corrections." ("FAS 145"). This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt," and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." This Statement also rescinds SFAS No. 44, "Accounting for Intangible Assets of Motor Carriers." This Statement amends SFAS No. 13, "Accounting for Leases," to eliminate any inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions.

FAS 145 also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. This Statement is effective for fiscal years beginning after May 15, 2002. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 requires the recognition of certain guarantees as liabilities at fair market value and is effective for guarantees issued or modified after December 31, 2002. The Company has adopted the disclosure requirement of FIN 45 and does not expect the impact of the fair market value requirement to have a material impact on its financial condition or results of operations of the Company.

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure". The statement allows for the Company's current method of accounting for stock options to continue. Effective for interim periods beginning after December 15, 2002, disclosure will be required for information on the fair value of stock options and the effect on earnings per share (in tabular form) for both interim and annual reports.

The Company will comply with this pronouncement beginning in 2003. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN No. 46), which requires the consolidation of certain variable interest entities, as defined. FIN No. 46 is effective immediately for variable interest entities created after January 31, 2003, and on July 1, 2003 for investments in variable interest entities acquired before February 1, 2003; however, disclosures are required currently if a company expects to consolidate any variable interest entities. As the Company has no such variable interest entities, it does not believe that the adoption of FIN No. 46 will have an impact on its results of operations, financial position or cash flows.


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Cash  and  concentration  of  risk
----------------------------------

Cash includes cash on hand and demand deposits in accounts maintained with state-owned banks within the People's Republic of China. Total cash in state-owned banks at June 30, 2003 and 2002 amounted to $1,473,604 and $1,369,582, respectively of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

Accounts  receivable  -  related  party
---------------------------------------

The Company's trade accounts receivables are 100% due from related companies. Management believes that the accounts are fully collectible as these amounts are being collected during the year. However, the Company records a provision for accounts receivable trade which ranges from 0.3% to 0.5% of the outstanding accounts receivable balance in accordance with generally accepted accounting principles in the PRC. The allowance for doubtful accounts as of June 30, 2003 and 2002 amounted to $12,878 and $6,439, respectively.

Other  receivables
------------------

Other receivables consist of various cash advances to the Company's independent sales representatives, unrelated companies and individuals which have business relationships with the Company. These amounts are unsecured, non-interest bearing and generally are short term in nature.

Inventories
-----------

Inventories are stated at the lower of cost or market using the first-in, first-out basis and consists of the following at June 30:

                         2003               2002
                  ------------------  ----------------
Raw material      $        2,056,474  $      2,272,530
Work-in-progress             493,639           239,824
Finished goods             2,807,435         3,482,835
                  ------------------  ----------------
                  $        5,357,548  $      5,995,189
                  ==================  ================

Intangible  assets
------------------

All land in the People's Republic of China is owned by the government and cannot be sold to any individual or company. However, the government grants the user a "land use right" (the Right) to use the land. The Company acquired the land use rights from The People's Republic of China on December 1, 1999 in the amount of $487,665. At June 30, 2003 and 2002, accumulated amortization amounted to $171,734 and $122,968, respectively. The cost of the right is being amortized over ten years using the straight-line method.


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Intangible  assets  (continued)
-------------------------------

On January 1, 2002, the Company acquired a technology from a third party to produce a product. The cost of the right to patent application is $78,650 and is being amortized over ten years using the straight-line method. At June 30, 2003 and 2002, accumulated amortization amounted to $11,800 and $3,940.

Intangible assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of June 30, 2003, the Company expects these assets to be fully recoverable.

The total amortization expense for the six months ended June 30, 2003 and 2002 amounted to $30,939 and $24,690, respectively.

Income  taxes
-------------

The Company has adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires the recognition of deferred income tax liabilities and assets for the expected future tax consequences of temporary differences between income tax basis and financial reporting basis of assets and liabilities.

The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which each entity is domiciled. The Company was incorporated in the British Virgin Islands and is not liable for income taxes.

The Company's subsidiary, Tianshi, is a Sino-Foreign Joint Venture incorporated in the People's Republic of China. Pursuant to the income tax laws of the PRC concerning Foreign Investment Enterprises and foreign Enterprises and various local income tax laws (the "Income Tax Law"), Sino-foreign joint venture enterprises generally are subject to income tax at an effective rate of 33% (30% State income taxes plus 3% local income taxes) on income as reported in their statutory financial statements unless the enterprise is located in specially-designated regions or cities for which more favorable effective rates apply. Tianshi is located in Special Economic Zone and is subject to the special income tax rate of 15%. Pursuant to the approval of the relevant PRC tax authorities, Tianshi is fully exempt from PRC income taxes for two years starting from the year profits are first made, followed by a 10% exemption for the next three years. Prior to the year ended December 31, 2002, Tianshi has suffered operating losses. Tianshi started generating profits in the year ended December 31, 2002. Effective January 1, 2004, the two-year 100% exemption for income taxes will expire for Tianshi and it will become subject to income tax at a reduced rate of 10%.


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Capitalizedinterest
-------------------

The Company has capitalized a portion of its interest costs as a component of building construction costs. Total interest expense for the years June 30, 2003 and 2002 net of capitalized interest amounted to $244,433 and $229,633, respectively. Total interest expense capitalized as part of the construction costs for the years ended June 30, 2003 and 2002 amounted to $20,031 and $21,366.

Fairvalue  offinancialinstruments
---------------------------------

The Company's financial instruments consist primarily of cash, trade and notes receivable, trade payables and debt instruments. The carrying values of these financial instruments approximate their fair values. The estimated fair values have been determined using appropriate market information and valuation methodologies.

NOTE  2  -  SHORT  TERM  NOTES  PAYABLE

Short notes payable represent amounts due to various banks and are due on demand or normally within one year. These loans generally can be renewed with the banks. Short term notes payable at June 30, consisted of the following:

                                                               2003            2002
                                                          --------------  --------------
Loan from Industrial Commerical Bank, due July 25, 2003
  and August 5, 2002, respectively.  Monthly interest
  payment only at 6.372% per annum, secured by
  properties and guaranteed by TIANSHI GROUP.             $    2,057,000  $    2,420,000

Loan from Country Credit Union, due on various dates.
  Monthly interest only payments at 7.966%
  per annum, secured by properties.                            3,847,800       4,451,590

Loan from Commerical Bank of China, due July 4, 2002.
  Monthly interest payments at 6.454% per annum,
  secured by properties.                                               -         121,000

Loan from Construction Bank of China, due July 4, 2002.
  Monthly interest payment only at 6.454%, secured by
  properties.                                                          -         568,700
                                                          --------------  --------------
    Totals                                                $    5,904,800  $    7,561,290
                                                          ==============  ==============


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  3  -  LONG  TERM  DEBT

Long  term  debt  at  June  30,  consisted  of  the  following:

                                                            2003               2002
                                                      -----------------  -----------------
Loan from Construction Bank of China, due on various
  dates in 2004.  Quarterly interest and principal
  payments at 6.54% per annum, secured by
  properties.                                         $          24,578  $          31,639

Loan from Agricultural Bank of China, due on various
  dates in 2004.  Monthly interest and principal
  payments at 6.588% per annum, secured by
  properties.                                                   534,193                  -
                                                      -----------------  -----------------
    Totals                                                      558,771             31,639

Less current portion of long term debt                          261,631             31,639
                                                      -----------------  -----------------
    Long term debt, net of current portion            $         297,140  $               -
                                                      =================  =================

Total interest expense for the years ending June 30, 2003 and 2002 amounted to $244,433 and $229,633, respectively.

NOTE  4  -  SUPPLEMENTAL  DISCLOSURE  OF  CASH  FLOW  INFORMATION

No income taxes were paid for the six months ended June 30, 2003 and 2002, respectively. Interest paid amounted to $244,433 and $229,633 for the six months ended June 30, 2003 and 2002, respectively.

NOTE  5  -  ACCOUNTS  RECEIVABLE  AND  CREDIT  RISK

The Company's business operations are conducted in both domestically in the PRC and international. During the normal course of business, the Company extends unsecured credit to its customers. Management reviews its accounts receivable on a regular basis to determine if the bad debt allowance is adequate at each period ended.


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  6  -  RELATED  PARTY  TRANSACTIONS

The following is a description of the various individuals and companies discussed in the footnotes and their relationship to the Company.

Tianshi International Holdings Group Limited - British Virgin Island company owned 100% by Li Jinyuan

Li  Jinyuan  -  individual  -  President  and  majority  shareholder

Li  Baolan  -  individual  -  daughter  of  Li  Jinyuan

Tianjin Tianshi Biological Development Co., LTD - Chinese joint venture which Tianshi International Holdings Group Limited owns 80%

Tianshi Hong Kong International Development Co., Limited - Hong Kong company owned 100% by Li Jinyuan

Tianjin Tianshi Biological Engineering Co., LTD - Chinese company owned 49% by Li Baolan and  51%  by  Tianjing  Tianshi  Group  Co.,  Ltd.

Tianjin Tianshi Pharmaceuticals Co., LTD - a Chinese company and the majority shareholder is Tianjin Tianshi Group Co., Ltd.

Tianjin  Tianshi  Group Co., Ltd. - owned 90% by Li Linyuan and 10% by Li Baolan

Sales
-----

The Company sells a majority of its products to distributors that are related to the Company through common ownership. The related party distributors in turn market and sell the Company's products to independent distributors or end users of the products.

Related party sales amounted to $17,785,566 and $4,295,599 for the periods ending June 30, 2003 and 2002 which represent 100% of total sales for the periods ending June 30, 2003 and 2002, respectively. Related party accounts receivable related to these sales amounted to $6,896,406 and $3,681,625 at June 30, 2003 and 2002, respectively, net of an allowance for doubtful accounts of $(12,878) and $(6,439), respectively.

Other  receivables
------------------

The Company is owed additional amounts classified as other receivables from related parties totaling $4,632,534 and $-0- as of June 30, 2003 and 2002, respectively. These receivables are generated from the Company making various cash advances and short term loans and the allocation of various expenses to related parties. These transactions are re-occurring in nature and are paid off during the year. The Company does not charge interest on these receivables.


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  6  -  RELATED  PARTY  TRANSACTIONS  (CONTINUED)

Loans  receivable
-----------------

The Company is also owed amounts classified as loans receivables from related parties totaling $11,188,473 and $11,843,842 as of June 30, 2003 and 2002,
respectively. Prior to the year ended December 31, 2000, Tianshi made cash advances and loans to Tianjin Tianshi Biological Engineering Co which was a 20% shareholder of Tianshi prior to June 2003 and Tianshi Economic Development Group. In June 2003, Tianjin Tianshi Biological Engineering Co transferred its 20% ownership to another related party. However, the amount owned to Tianshi still remained outstanding.

There were three loans outstanding as of December 31, 2000 which amounted to $4,840,000, $2,009,773 and $4,926,936. Interest is being charged at 5.31% per annum beginning January 1, 2000. As of June 30, 2003 and 2002 there was accrued interest of $2,234,476 and $1,630,651, respectively, owed on these loans. In August 2003 the Company entered into a payment schedule to pay off the loans by December 31, 2003.

Accounts  payable
-----------------

Accounts payable due to related parties amounted to $924,228 and $1,255,965 at June 30, 2003 and 2002, respectively. These amounts were generated from the purchases of raw materials and the Company's transportation costs.

Other  payables
---------------

The Company also had amounts classified as other payables due to related parties which amounted to $1,502,811 and $1,722,480 as of June 30, 2003 and 2002,
respectively. These amounts arose from cash advances from related parties, management fees due to related parties and various non-operational transactions incurred with related parties.

Rent  expense
-------------

As of January 1, 2003, the Company had a verbal agreement with Tianshi Group, which is a related party through ownership, to lease a portion of its office building and manufacturing facilities. The Company has agreed to pay for certain expenses of the Tianshi Group in lieu of a lease payment. The amount of these expenses paid in 2003 and 2002 amounted to $177,855 and $121,480, respectively and have been expensed in the accompanying statement of operations under various general and administrative expense accounts. On June 30, 2003, the Company entered into a written lease agreement with Tianshi Group to pay annual rent on these facilities at 1% of total gross revenues. The term of this agreement is for five years commencing on January 1, 2003. In addition, the Company is obligated to pay insurance, maintenance and other expenses related to the premises.



See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  7  -  EMPLOYEE  ADVANCES

Employee advances represent cash advances to various employees of the Company. In the People's Republic of China, a majority of business transactions are completed in cash. These cash advances represents monies advanced to certain employees to pay for various expenses and purchases related to the Company's daily operations.

Employee  advances  consist  of  the  following  at  June  30:

                             2003          2002
                         ------------  -------------
Advances to shareholder  $          -  $           -
Advances to officers                -              -
Advances to employees         493,486        856,382
  Totals                 $    493,486  $     856,382
                         ============  =============

NOTE  8  -  DEPOSITS  -  NON  CURRENT

The Company, as of June 30, 2003 and 2002, had outstanding deposits of $1,602,513 and $2,037,525, respectively. These amounts represent deposits with vendors for purchases of equipment and construction in progress.

NOTE  9  -  RETIREMENT  PLAN

Regulations in the People's Republic of China require the Company to contribute to a defined contribution retirement plan for all employees. All Joint Venture employees are entitled to a retirement pension amount calculated based upon their salary at their date of retirement and their length of service in accordance with a government managed pension plan. The PRC government is responsible for the pension liability to the retired staff. The Joint Venture is required to make contributions to the state retirement plan at 20% of the employees' monthly salary. Employees are required to contribute 7% of their salary to the plan. Total pension expense incurred by Tianshi amounted to $8,132 and $17,751 for the six months ended June 30, 2003 and 2002, respectively.

Tianshi also has an unemployment insurance plan for its employees. The plan requires each employee to contribute 1% of their salary to the plan. The Company matches the contributions in an amount equal to 2 times the contribution of each participant. Tianshi made contributions to the unemployment plan of approximately $1,162 and $5,072 for the six months ended June 30, 2003 and 2002, respectively. All contributions are paid to a PRC insurance company which in turn is responsible for the liability.

Starting January 2002, Tianshi also has introduced a basic medical insurance plan to its employees. Pursuant to the new medical insurance plan, Tianshi has to pay an amount of 10% of its staff's salary to a PRC insurance company which amounted to $11,619 for the six months ended June 30, 2003.


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 10 - DISTRIBUTION OF INCOME, STATUTORY RESERVES AND RESTRICTED RETAINED EARNINGS

The laws and regulations of the People's Republic of China require that before a Sino-foreign cooperative joint venture enterprise distributes profits to its partners, it must first satisfy all tax liabilities, provide for losses in previous years and make allocations, in proportions determined at the discretion of the board of directors, after the statutory reserve. The Statutory Reserves include the surplus reserve fund, the common welfare fund and the enterprise fund.

Statutory  reserve  fund
------------------------

The Company is required to transfer 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company's registered capital. The transfer to this reserve must be made before distribution of any dividend to shareholders.

The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years' losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

The Company does not transfer an amount to the statutory reserve fund at interim periods. The Company will determine the final amount at year end.

Common  welfare  fund
---------------------

The Company is required to transfer 5% to 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to the statutory common welfare fund. This fund can only be utilized on capital items for the collective benefits of the Company's employees such as construction of dormitories, cafeteria facilities and other staff welfare facilities. This fund is non-distributable other than upon liquidation. The transfer to the statutory common welfare fund must be made before distribution of any dividend to shareholders.

The Company does not transfer an amount to the common welfare fund at interim periods. The Company will determine the final amount at year end.

Enterprise  fund
----------------

The enterprise fund may be used to acquire fixed assets or to increase the working capital in order to expend the production and operation of the business. There is no minimum contribution required to be contributed the enterprise fund.

The Company does not transfer an amount to the enterprise fund at interim periods. The Company will determine the final amount at year end.

The Chinese government restricts distributions of registered capital and the additional investment amounts required by the Chinese joint ventures. Approval by the Chinese government must be obtained before distributions from these amounts can be returned to their owners.


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  11  -  SUBSEQUENT  EVENTS

Stock  issuance
---------------

On August 22, 2003, the Company amended and restated their Articles of Association to authorize one class of common stock of 5,000,000 shares of $0.01 par value per share. The Company cancelled the original common stock certificate issued to Li Jinyuan and issued the following shares of common stock to Li Jinyuan, Yupeng Yan, Vice-President of Tianshi and Wenjun Jiao, chief financial officer of Tianshi.

             No. Shares   Cost
             ----------  ------

Li Jinyuan    665,001    $6,650
Yupeng Yan      9,975       100
Wenjun Jiao     9,975       100

Stock  option  plans
--------------------

On August 22, 2003, the Company adopted the Tianshi International Holdings Group Limited 2003 Shares Award Plan and the Tianshi International Holdings Group
Limited  2003  Shares  Option  Plan.

The 2003 Shares Award Plan (referred to as Incentive Shares Options) is intended to provide vice presidents in the sales divisions located in the nine districts of the Company an opportunity to acquire a proprietary interest in the Company. The term of the 2003 Shares Award Plan is for five years beginning August 22, 2003. The employees must meet certain eligibility requirements. The maximum number of shares which can be issued under this plan is 75,000 shares from which 15,000 shares may be granted each year. The options vest at 20% per year over a five year period from the date of the granting of the option. The exercise price shall not be less than 100% of the fair market value of the shares at the grant date of the option.

To the extent that the fair market value of the Incentive Shares Options that can be exercised during a single year exceeds $100,000, the portion in excess of the $100,000 will be re-characterized as Nonqualified Shares Options. The exercise price for the shares designated as Nonqualified Share Options will not be less than 85% of the fair market value of the shares at the grant date of the option.

The 2003 Shares Option Plan (referred to as Incentive Shares Options) is intended to provide approximately 500 management level key employees and consultants of the Company an opportunity to acquire a proprietary interest in the Company. The term of the 2003 Shares Option Plan is for three years beginning August 22, 2003. The employees must meet certain eligibility requirements. The maximum number of shares which can be issued under this plan is 60,000 shares from which 20,000 shares may be granted each year. The options vest at 20% per year over a five-year period from the date of the granting of the option. The exercise price shall not be less than 100% of the fair market value of the shares at the grant date of the option. To the extent that the fair market value of the Incentive Shares Options that can be exercised during a single year exceeds $100,000, the portion in excess of the $100,000 will be re-characterized as Nonqualified Shares Options. The exercise price for the shares designated as Nonqualified Share Options will not be less than 85% of the fair market value of the shares at the grant date of the option.


See  independent  accountants'  review  report.

                  TIANSHI INTERNATIONAL HOLDINGS GROUP LIMITED
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  11  -  SUBSEQUENT  EVENTS  (CONTINUED)

Merger  agreement
-----------------

On August 22, 2003, the Company entered into an agreement to be effective September 9, 2003 where the Company will complete a reverse acquisition with Strategika, Inc. (Strategika), a publicly traded non-operational Delaware corporation. Strategika acquired all of the outstanding shares of Tianshi International Holdings Group Limited's capital stock from the individual shareholders in exchange for 68,495,000 shares of common capital stock in Strategika which represents 95% of the issued and outstanding stock of Strategika at the time of issuance. The accounting for these transactions is identical to that resulting from a reverse-acquisition, except that no goodwill or other intangible assets shall be recorded. Accordingly, the financial statements of Tianjin International Holdings Group Limited will be the historical financial statements of the Company, formerly the operations of Tianjin Tianshi Biological Development Co., LTD.

After the reorganization, on September 22, 2003, Li Jinyuan has transferred 665,000 shares of common stock of the reorganized Strategika held by him to Ms. Ping Bai. The other two shareholders, Mr. Jiao Wenjun and Mr. Yan Yupeng have each transferred 332,500 shares of common stock of the reorganized Strategika held by them to Mr. Percy Kong Kei Chin.

NOTE  12  -  PRO  FORMA  CONSOLIDATED  FINANCIAL  STATEMENTS

As set forth in Note 11 to the financial statements, Tianshi International Holdings Group Limited. ("Tianshi") entered into a reverse merger with Strategika, Inc. ("Strategika") a publicly held non-operational corporation, for which Tianshi was the acquirer for accounting purposes.

The accompanying consolidated financial statements illustrate the effect of the merger ("Pro Forma") on the financial position and results of operations. The consolidated balance sheet as of June 30, 2003 is based on the historical balance sheets of Tianshi and Strategika as of that date and assumes the acquisition took place as of January 1, 2002.

Pro forma consolidated statements of income for the six months ended June 30, 2003 and 2002 are based on the historical statements of operations of Tianshi and Stragegika for those years and assumes the acquisition took place at the beginning of the earliest period.

The pro forma consolidated financial statements may not be indicative of the actual results of the merger. The accompanying consolidated pro forma financial information should be read in connection with the historical financial statements of Tianshi International Holdings Group Limited and Strategika, Inc.


See  independent  accountants'  review  report.

NOTE 12 - PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                     UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                                                  AS OF JUNE 30, 2003
                                                  -------------------

                                                      A S S E T S
                                                      -----------

                                                                                      Proforma             Adjusted
                                                         Strategika      Tiahshi     Adjustments           Proforma
                                                        ------------  -------------  ------------        -------------
CURRENT ASSETS:
  Cash                                                  $       268   $  1,473,604   $      (268)  (1)   $  1,473,604
  Accounts receivable - related party,
    net of allowance for doubtful                                                                                   -
    accounts of $12,878 as of June 30, 2003                              6,896,406                          6,896,406
  Other receivables                                                        136,804                            136,804
  Other receivables - related party                                      4,632,534                          4,632,534
  Current portion of loans receivable - related party                   11,188,473                         11,188,473
  Inventories                                                            5,357,548                          5,357,548
                                                        ------------  -------------  ------------        -------------

    Total current assets                                        268     29,685,369          (268)          29,685,369
                                                        ------------  -------------  ------------        -------------

PLANT AND EQUIPMENT, net                                                 9,422,554                          9,422,554
                                                        ------------  -------------  ------------        -------------

OTHER ASSETS:
  Intangible asset, net                                                    380,155                            380,155
  Employee advances                                                        493,486                            493,486
  Other taxes receivable                                                    90,309                             90,309
  Deposits                                                               1,602,513                          1,602,513
  Loans receivable - related party                                      11,188,473                         11,188,473
  Less current portion of loans receivable                             (11,188,473)                       (11,188,473)
                                                        ------------  -------------  ------------        -------------
    Total other assets                                            -      2,566,463             -            2,566,463
                                                        ------------  -------------  ------------        -------------

      Total assets                                      $       268   $ 41,674,386   $      (268)        $ 41,674,386
                                                        ============  =============  ============        =============

                       L I A B I L I T I E S    A N D    S H A R E H O L D E R S'   E Q U I T Y
                       ------------------------------------------------------------------------

CURRENT LIABILITIES:
  Accounts payable                                      $             $  3,186,511   $                   $  3,186,511
  Accounts payable - related party                                         924,228                            924,228
  Wages and benefits payable                                                53,920                             53,920
  Accrued liabilities                                            75         34,879           (75)  (1)         34,879
  Other payables - related party                              3,552      1,502,811          (193)  (1)      1,502,811
                                                                            (3,359)           (2)
  Short term notes payable                                               5,904,800                          5,904,800
  Current portion of long term debt                                        261,631                            261,631
                                                        ------------  -------------  ------------        -------------
    Total current liabilities                                 3,627     11,868,780        (3,627)          11,868,780

LONG TERM DEBT, net of current portion                                     297,140                            297,140
                                                        ------------  -------------  ------------        -------------

    Total liabilities                                         3,627     12,165,920        (3,627)          12,165,920
                                                        ------------  -------------  ------------        -------------

MINORITY INTEREST                                                        5,902,642                          5,902,642
                                                        ------------  -------------  ------------        -------------

SHAREHOLDERS' EQUITY:
  Common stock                                                5,001              1         6,850   (3)          6,851
                                                                            (5,001)           (4)
  Paid-in-capital                                             1,999      8,906,492         3,359   (2)      8,908,901
                                                                             5,001            (4)
                                                                            (7,950)           (4)
  Stock receivable                                                                        (6,850)  (3)         (6,850)
  Statutory reserves                                                       399,173                            399,173
  Retained earnings                                         (10,359)    14,304,086         7,950   (4)     14,301,677
  Accumulated other comprehensive income (loss)                             (3,928)                            (3,928)
                                                        ------------  -------------  ------------        -------------
    Total shareholders' equity                               (3,359)    23,605,824         3,359           23,605,824
                                                        ------------  -------------  ------------        -------------
      Total liabilities and shareholders' equity        $       268   $ 41,674,386   $      (268)        $ 41,674,386
                                                        ============  =============  ============        =============

(1)  Cash used to pay off certain creditors of Strategika.

(2)  Certain shareholder and/or officer advances to Strategika were forgiven and treated as capital contributions.

(3)  Reflects stock issuances by Tianshi International Holdings Group Limited.

(4)  Capitalization of post merger Stragetika reflects the pro forma common stock and paid in capital.

See independent accountants' review report.

NOTE 12 - PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                        UNAUDITED PROFORMA CONSOLIDATED INCOME STATEMENT
                             FOR THE SIX MONTHS ENDED JUNE 30, 2003
                             --------------------------------------


                                                                         Proforma     Adjusted
                                                Strategic    Tianshi    Adjustments   Proforma
                                                ----------  ----------  -----------  ----------
REVENUE - RELATED PARTIES                       $          $17,785,566  $            17,785,566

COST OF SALES                                                7,028,913                7,028,913
                                                ----------  ----------  -----------  ----------

GROSS PROFIT                                            -   10,756,653            -  10,756,653

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES       2,409    1,360,845                1,363,254
                                                ----------  ----------  -----------  ----------

INCOME (LOSS) FROM OPERATIONS                      (2,409)   9,395,808            -   9,393,399

OTHER EXPENSE, net of other income                      -       71,260                   71,260
                                                ----------  ----------  -----------  ----------

INCOME (LOSS) BEFORE MINORITY INTEREST             (2,409)   9,467,068            -   9,464,659

MINORITY INTEREST                                            1,893,414                1,893,414
                                                ----------  ----------  -----------  ----------

NET INCOME (LOSS)                                  (2,409)   7,573,654            -   7,571,245

OTHER COMPREHENSIVE INCOME (LOSS):
    Foreign currency translation adjustment                          -                        -
                                                ----------  ----------  -----------  ----------

COMPREHENSIVE INCOME (LOSS)                     $  (2,409)  $7,573,654  $         -  $7,571,245
                                                ==========  ==========  ===========  ==========

NOTE 12 - PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                        UNAUDITED PROFORMA CONSOLIDATED INCOME STATEMENT
                             FOR THE SIX MONTHS ENDED JUNE 30, 2002
                             --------------------------------------


                                                                         Proforma     Adjusted
                                                Strategic    Tianshi    Adjustments   Proforma
                                                ----------  ----------  -----------  ----------
REVENUE - RELATED PARTIES                       $           $4,295,599               $4,295,599

COST OF SALES                                                1,728,018                1,728,018
                                                ----------  ----------  -----------  ----------

GROSS PROFIT                                            -    2,567,581            -   2,567,581

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES       2,930    1,831,011                1,833,941
                                                ----------  ----------  -----------  ----------

INCOME (LOSS) FROM OPERATIONS                      (2,930)     736,570            -     733,640

OTHER EXPENSE, net of other income                              14,528                   14,528
                                                ----------  ----------  -----------  ----------

INCOME (LOSS) BEFORE MINORITY INTEREST             (2,930)     751,098            -     748,168

MINORITY INTEREST                                              150,220                  150,220
                                                ----------  ----------  -----------  ----------

NET INCOME (LOSS)                                  (2,930)     600,878            -     597,948

OTHER COMPREHENSIVE INCOME (LOSS):
    Foreign currency translation adjustment             -            -                        -
                                                ----------  ----------  -----------  ----------

COMPREHENSIVE INCOME (LOSS)                    $   (2,930)  $  600,878            -  $  597,948
                                                ==========  ==========  ===========  ==========

NOTE 12 - PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Reconciliation of Strategika's outstanding shares of common stock after reorganization:


                                         Common Stock
                                            Shares
                                         -------------
Shares outstanding, December 31, 2002       5,000,508

6.5 for one share forward split            27,502,794

Issurance of common stock to Tianshi
  shareholders due to reorganization       68,495,000

Cancellation of common stock held by
  Rene Larrave                            (29,000,000)
                                         -------------

Shares outstanding after reorganization    71,998,302
                                         =============